SCHEDULE 14A
(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.    )

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☑	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

Health Benefits Direct Corporation

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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HEALTH BENEFITS DIRECT CORPORATION
5 Radnor Corporate Center, Suite 555
Radnor, Pennsylvania 19087

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD NOVEMBER 2, 2006

To our stockholders:

NOTICE HEREBY IS GIVEN that the Annual Meeting of Stockholders (the “Annual Meeting”) of Health Benefits Direct Corporation (the “Company”) will be held at The Radnor Hotel, 591 East Lancaster Avenue, St. Davids, Pennsylvania 19087, on Thursday, November 2, 2006, at 10:00 a.m., Philadelphia, Pennsylvania time, for the following purposes:

1. To elect nine directors;

2. To ratify the appointment of Sherb & Co. as the Company’s independent registered public accountants for the fiscal year ending December 31, 2006;

3. To approve the adoption of the Health Benefits Direct Corporation 2006 Omnibus Equity Compensation Plan;

4. To ratify the grant of stock options to certain individuals; and

5. To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

Only stockholders of record at the close of business on October 3, 2006, the record date, are entitled to notice of, and to vote at, the Annual Meeting and any adjournments thereof.

By Order of the Board of Directors,

Alvin H. Clemens
Executive Chairman of the Board of Directors

October 9, 2006

YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE URGED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY.

PROXY STATEMENT
VOTING AT THE ANNUAL MEETING
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS
PROPOSAL 1: ELECTION OF NINE DIRECTORS
PROPOSAL 2: RATIFICATION OF APPOINTMENT OF SHERB & CO. LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2006
PROPOSAL 3: APPROVAL OF THE ADOPTION OF THE HEALTH BENEFITS DIRECT CORPORATION 2006 OMNIBUS EQUITY COMPENSATION PLAN
PROPOSAL 4: RATIFICATION OF THE GRANT OF STOCK OPTIONS TO CERTAIN INDIVIDUALS
EXECUTIVE COMPENSATION
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
REPORT OF THE AUDIT COMMITTEE AND THE BOARD OF DIRECTORS ACTING AS THE AUDIT COMMITTEE
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
STOCKHOLDER PROPOSALS — 2007 ANNUAL MEETING
OTHER MATTERS
CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS OF HEALTH BENEFITS DIRECT CORPORATION
CHARTER OF THE NOMINATING AND GOVERNANCE COMMITTEE OF THE BOARD OF DIRECTORS OF HEALTH BENEFITS DIRECT CORPORATION
HEALTH BENEFITS DIRECT CORPORATION 2006 OMNIBUS EQUITY COMPENSATION PLAN

HEALTH BENEFITS DIRECT CORPORATION
5 Radnor Corporate Center, Suite 555
Radnor, Pennsylvania 19087

PROXY STATEMENT

This proxy statement is being furnished to the stockholders of Health Benefits Direct Corporation, a Delaware corporation (the “Company,” “we,” “us” or “our”), in connection with the solicitation by our board of directors of proxies for use at our 2006 Annual Meeting of Stockholders and any adjournments thereof (the “Annual Meeting”). The Annual Meeting will be held at The Radnor Hotel, 591 East Lancaster Avenue, St. Davids, Pennsylvania 19087, on Thursday, November 2, 2006, at 10:00 a.m., Philadelphia, Pennsylvania time. This proxy statement and the enclosed proxy card are being mailed to stockholders on or about October 9, 2006.

The costs incidental to soliciting and obtaining proxies, including the cost of reimbursing banks and brokers for forwarding proxy materials to their principals, will be borne by us. Proxies may be solicited, without extra compensation, by officers and employees, both in person and by mail, telephone, facsimile or any other method of communication. We may employ an outside firm to assist in the solicitation of proxies and the cost, if any, for such services will be paid by us.

VOTING AT THE ANNUAL MEETING

Record Date; Proxies; Vote Required

Only the holders of shares of our common stock, par value $0.001 per share (the “Shares”), of record at the close of business on October 3, 2006 (the “Record Date”) are entitled to vote at the Annual Meeting. As of the Record Date, we had 28,603,083 Shares outstanding. Each holder of Shares entitled to vote will have the right to one vote for each Share outstanding in his or her name on our books. A majority of the Shares entitled to vote that are present in person or represented by proxy at the Annual Meeting will constitute a quorum for the transaction of business. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of votes considered to be present at the Annual Meeting. Each stockholder is entitled to one vote for each Share owned of record by such stockholder on the Record Date with respect to each matter to be voted on at the Annual Meeting.

All Shares entitled to vote and represented by properly executed proxies received prior to the Annual Meeting and not revoked will be voted in the manner specified on those proxies. If a properly executed proxy is received prior to the Annual Meeting and not revoked, but no instructions are given in the proxy, the Shares will be voted by the proxy agents FOR the proposal to elect to our board of directors the nine nominees listed in this proxy statement, FOR the proposal to ratify the appointment of Sherb & Co. LLP (“Sherb & Co.”) as our independent registered public accountants, FOR the proposal to approve the adoption of the Health Benefits Direct Corporation 2006 Omnibus Equity Compensation Plan (the “Omnibus Plan”) and FOR the proposal to ratify the grant of stock options to certain individuals as described in this proxy statement. A stockholder may revoke his or her proxy at any time before it is exercised by providing written notice to P. Pete Zografakis, our General Counsel, by delivery of a later-dated signed proxy or by voting in person at the Annual Meeting. There are no rights of appraisal or similar rights of dissenters with respect to any matter to be acted upon at the Annual Meeting.

Election as a director requires a plurality of the votes of the Shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. With respect to any other matter that may properly be brought before the Annual Meeting, the affirmative vote of a majority of Shares present in person or represented by proxy at the Annual Meeting and entitled to vote on such matter is required to take action unless a greater percentage is required by our certificate of incorporation or bylaws.

A properly executed proxy marked “Withhold From All” with respect to the election of the director nominees will not be voted with respect to such director nominees, although it will be counted for purposes of determining whether there is a quorum. For the purpose of determining the number of votes cast for approval of other matters to be voted on at the Annual Meeting, only those cast “for” or “against” will be included. Abstentions may be specified on any proposals other than the election of directors and are considered Shares entitled to vote on these matters and therefore will have the effect of a vote against these proposals. Broker non-votes are not considered Shares entitled to vote on these proposals and therefore will not be taken into account in determining the outcome of the vote on these proposals. “Broker non-votes” occur when a nominee holding Shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power on that item and has not received instructions from the beneficial owner.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

Security Ownership of Certain Beneficial Owners and Management

The following table shows information known by us with respect to the beneficial ownership of our common stock as of October 3, 2006, for each of the following persons:

•	each of our directors;

•	our named executive officers;

•	all of our directors and executive officers as a group; and

•	each person or group of affiliated persons or entities known by us to beneficially own 5% or more of our common stock.

The number of Shares beneficially owned, beneficial ownership and percentage ownership are determined in accordance with the rules of the Securities and Exchange Commission. Under these rules, beneficial ownership includes any Shares as to which the individual or entity has sole or shared voting power or investment power and includes any Shares that an individual or entity has the right to acquire beneficial ownership of within 60 days of October 3, 2006 through the exercise of any warrant, stock option or other right. In computing the number of Shares beneficially owned by a person and the percentage ownership of that person, Shares underlying options and warrants that are exercisable within 60 days of October 3, 2006 are considered to be outstanding. To our knowledge, except as indicated in the footnotes to the following table and subject to community property laws where applicable, the persons named in this table have sole voting and investment power with respect to all Shares shown as beneficially owned by them. The following table is based on 28,603,083 Shares outstanding as of October 3, 2006. Unless otherwise indicated, the address of all individuals and entities listed below is Health Benefits Direct Corporation, 5 Radnor Corporate Center, Suite 555, Radnor, Pennsylvania 19087.

	Number of Shares		Percent of Shares
Name of Beneficial Owner	Beneficially Owned		Beneficially Owned

Directors and Executive Officers:
Scott Frohman	2,907,013(1)		10.1%
Alvin H. Clemens	2,550,000(2)		8.7%
Charles A. Eissa	2,400,946(3)		8.4%
Warren V. Musser	752,000(4)		2.6%
Ivan M. Spinner	675,000(5)		2.4%
Anthony R. Verdi	300,000(6)		1.0%
John Harrison	286,750(7)		1.0%
L.J. Rowell	180,600(8)		*
Paul Soltoff	175,000(9)		*
Sanford Rich	155,000(8)		*
Daniel Brauser	125,000(10)		*
C. James Jensen	88,000(8)		*
All directors and executive officers as a group (12 persons)	10,595,309(1	)(2)(3)(4)(5)(6)(7)(8)(9)(10)	34.0%

	Number of Shares		Percent of Shares
Name of Beneficial Owner	Beneficially Owned		Beneficially Owned

Holders of More than Five Percent of Our Common Stock:
Marlin Capital Partners I, LLC	2,413,882	(11)	8.4%
Marcy Unterman	1,500,000	(12)	5.2%
Gerald Unterman	1,500,000	(12)	5.2%
Arthur J. Nagle and Paige L. Nagle JTWROS	1,500,000	(12)	5.2%
H.F. Lenfest	1,500,000	(12)	5.2%

*	Less than 1%

(1)	Includes 150,000 Shares underlying options that are exercisable within 60 days of October 3, 2006. Excludes 450,000 Shares underlying options that are not exercisable within 60 days of October 3, 2006.

(2)	Mr. Clemens was appointed as the Executive Chairman of our board of directors in November 2005. Includes 1,000,000 Shares and 500,000 Shares underlying warrants that are exercisable within 60 days of October 3, 2006 held by The Clemens-Beaver Creek Limited Partnership, of which Alvin H. Clemens is the general partner. Mr. Clemens disclaims beneficial ownership of these Shares, except to the extent of his pecuniary interest therein. Also includes 100,000 Shares held by Mr. Clemens’s minor children. Also includes 200,000 Shares underlying warrants, all of which are exercisable within 60 days of October 3, 2006. Excludes 300,000 Shares underlying options that are not exercisable within 60 days of October 3, 2006.

(3)	Includes 125,000 Shares underlying options that are exercisable within 60 days of October 3, 2006. Excludes 375,000 Shares underlying options that are not exercisable within 60 days of September 1, 2006.

(4)	Includes 440,000 Shares underlying warrants and 312,500 Shares underlying options, all of which are exercisable within 60 days of October 3, 2006. Excludes 362,500 Shares underlying options that are not exercisable within 60 days of October 3, 2006.

(5)	Mr. Spinner was appointed as our Senior Vice President in April 2006. Excludes 150,000 Shares underlying options that are not exercisable within 60 days of October 3, 2006.

(6)	Mr. Verdi was appointed as our Chief Financial Officer in November 2005. Includes 225,000 Shares underlying options and 25,000 Shares underlying warrants, all of which are exercisable within 60 days of October 3, 2006. Excludes 125,000 Shares underlying options that are not exercisable within 60 days of October 3, 2006.

(7)	Includes 100,000 Shares underlying options and 86,750 Shares underlying warrants, all of which are exercisable within 60 days of October 3, 2006. Excludes 150,000 Shares underlying options that are not exercisable within 60 days of October 3, 2006.

(8)	Includes 80,000 Shares exercisable underlying options that are exercisable within 60 days of October 3, 2006. Excludes 120,000 Shares underlying options that are not exercisable within 60 days of October 3, 2006.

(9)	Includes 100,000 Shares underlying options and 25,000 Shares underlying warrants, all of which are exercisable within 60 days of October 3, 2006. Excludes 150,000 Shares underlying options exercisable within 60 days of October 3, 2006.

(10)	Includes 125,000 Shares underlying options that are exercisable within 60 days of October 3, 2006. Excludes 375,000 Shares underlying options that are not exercisable within 60 days of October 3, 2006.

(11)	Michael Brauser is the natural person with voting and investment control over these Shares.

(12)	Includes 500,000 Shares underlying warrants that are exercisable within 60 days of October 3, 2006.

PROPOSAL 1: ELECTION OF NINE DIRECTORS

Our board of directors is authorized to have up to 15 members. Our board of directors currently has nine members and all nine members are nominees for director at the Annual Meeting. These nominees are Alvin H. Clemens, Charles A. Eissa, Scott Frohman, John Harrison, C. James Jensen, Warren V. Musser, Sanford Rich, L.J. Rowell and Paul Soltoff. Proxies may not be voted for a greater number of persons than the number of nominees named below. Each director to be elected will hold office until the next annual meeting of stockholders and until his or her successor is elected, or until the director’s death, resignation or removal.

Each nominee has expressed his or her willingness to serve as a director if elected, and we know of no reason why any nominee would be unable to serve. The persons named as proxy agents in the enclosed proxy card intend (unless instructed otherwise by a stockholder) to vote for the election of the nominees. If a nominee is unable to serve as a director, the proxy agents intend to vote any alternative nominee designated by our board of directors. Alternatively, our board of directors may decide to reduce the number of directors.

Set forth below is certain information with respect to each individual currently serving as a member of our board of directors, all of whom are nominees.

Nominees for Terms Continuing Through our 2007 Annual Meeting of Stockholders

Alvin H. Clemens, 69, has served as one of our directors since November 2005 and as Executive Chairman of our board of directors since January 2006. Since 2001, Mr. Clemens has performed business and insurance industry consulting services in addition to managing his private investments. In 1998, he founded HealthAxis Inc., a publicly-traded company specializing in direct sales of insurance products utilizing the Internet, as a subsidiary of Provident American Corporation. In 1989, Mr. Clemens acquired a controlling interest in Provident American Corporation, an insurance holding company, and he served as its Chairman and Chief Executive Officer until 2001. In 1970, Mr. Clemens founded Academy Insurance Group, a company specializing in direct marketing of life and health insurance products. He currently serves on the board of trustees and the Building, Finance, and Executive Committees of The Pennsylvania State University.

Charles A. Eissa, 34, has served as our President and Chief Operating Officer, and as one of our directors since November 2005 and is our co-founder. In April 2004, Mr. Eissa founded InTransit Media, a specialized advertising and marketing services company, and served as its President and Chief Executive Officer until the sale of the company in February 2006. He was involved in the 1998 inception of Seisint Inc., a leading database and technology services company subsequently acquired by Lexis Nexis. From 1998 until 2004, Mr. Eissa was part of the team at Seisint Inc. that co-founded and spun off a division named eDirect.com, which went on to make several key mergers and acquisitions consolidating under the name of Naviant, a company specializing in permission-based Internet marketing that was subsequently acquired by Equifax. From 1989 until 1997, Mr. Eissa served as Vice President Sales for Lens Express Inc. During Mr. Eissa’s tenure, Lens Express Inc. earned its place on the Inc. 500 for three consecutive years, and was subsequently acquired by 1-800-Contacts.

Scott Frohman, 39, has served as our Chief Executive Officer and as one of our directors since November 2005 and is our co-founder. From June 2004 to December 2004, he served as Vice President of Naviant, Inc., a provider of integrated precision marketing tools. From May 2003 until January 2004, Mr. Frohman served as Executive Vice President of Verid Inc., an identity verification service company. From September 1999 to May 2002, Mr. Frohman served as Vice President of Seisint Inc., a database and technology services company subsequently acquired by Lexis Nexis. In 1997, Mr. Frohman formed National Lead Services, a company specializing in various types of consumer and business data services, which was acquired by Seisint Inc. in 1999.

John Harrison, 63, has served as one of our directors since November 2005. He is a founding Partner and Executive Director of The Keystone Equities Group, Inc., a full service investment banking group and a registered NASD broker-dealer founded in 2003. Mr. Harrison also is a Managing Director of Covenant Partners, a hedge fund that invests in direct marketing services companies. In 1999, Mr. Harrison became a founding Partner of Emerging Growth Equities, Ltd., a full service investment banking and brokerage firm focused on raising capital for emerging technology companies addressing high-growth industry sectors. From 1985 to 2000, Mr. Harrison served as President of DiMark, a direct marketing agency that was subsequently acquired by Harte-Hanks in 1996. He also has held senior management positions with CUNA Mutual, RLI Insurance and CNA Insurance where he directed their direct marketing practice. Mr. Harrison is Chairman of the board of Professional Insurance Marketing Association (PIMA) and is on the advisory board of DePaul University’s Interactive and Direct Marketing Institute. He serves as a director of The Credo Group, a digital insurance agency, IXI Corporation, a database marketing company that uses proprietary wealth and asset information, and Solutionary, Inc., a full-service provider of managed security services.

C. James Jensen, 65, has served as one of our directors since April 2006. He is the co-founder and managing partner of Mara Gateway Associates, L. P., a privately owned real estate investment company that owns real estate properties in the western United States and Hawaii. Additionally, Mr. Jensen is the co-managing partner of Stronghurst, LLC, which provides advisory and financial services to emerging growth companies. Mr. Jensen previously has served as Chairman and Chief Executive Officer of Thousand Trails, Inc., a national network and the industry leader of private campground resorts, as President of Grantree Furniture Rental Corporation, and as National Sales Manager of Australia and New Zealand, International Sales Manager and Senior Vice President and Chief Operating Officer of the Great Books Division of the Western World for Encyclopedia Britannica, Inc. Mr. Jensen also has served as President of J J Advisors, LLC, where he provided full service sales and marketing support to select luxury master-planned communities. Mr. Jensen is an active member of the World Presidents’ Organization and a past director of the Boys and Girls Club and the Leukemia Society of America.

Warren V. Musser, 79, has served as one of our directors since January 2006 and as the Vice Chairman of our board of directors since March 2006. He also has served as President of The Musser Group, a financial consulting company, since 2001. Mr. Musser served as Chairman and Chief Executive Officer of Safeguard Scientifics, Inc. from 1953 until 2001. Mr. Musser is a director of Internet Capital Group, Inc. and Chairman of the board of directors of Telkonet, Inc. Mr. Musser serves on a variety of civic, educational and charitable boards of directors.

Sanford Rich, 48, has served as one of our directors since April 2006. He is currently the Senior Vice President of Investments and Portfolio Manger at GEM Capital Management Inc., a specialist manager of High Yield and Convertible Securities portfolios for institutions, and has held this position since November 1995. From 1993 to 1995, Mr. Rich was a Managing Director of High Yield Finance, Capital Markets & North American Loan Syndicate, Sales and Trading at Citicorp Securities. From 1985 to 1993, he served as Managing Director of Debt Capital Markets at Merrill Lynch. From 1978 to 1985, Mr. Rich held various Analyst positions in numerous companies, including Cypress Capital Management, Inc. (Vice President and Analyst from 1983 to 1985), FIAMCO (Distressed/High Yield Bond Analyst from 1981 to 1983), Progressive Corporation (Financial Analyst from 1980 to 1981) and Prescott, Ball and Turben (Distressed/High Yield Bond Analyst from 1978 to 1980).

L.J. Rowell, 74, has served as one of our directors since April 2006. He is a past President (1984-1996), Chief Executive Officer (1991-1996) and Chairman of the Board (1993-1996) of Provident Mutual Life Insurance Company, where he also held various other executive and committee positions from 1980 until his retirement in 1996. Mr. Rowell currently serves on the boards of directors of the Southeast Pennsylvania Chapter of the American Red Cross, The PMA Group, the American College, The Foundation at Paoli, and The Milton S. Hershey Medical Center. Mr. Rowell also has served on the Board of Trustees of The Pennsylvania State University as a business and industry trustee since 1992. In 1991, he served as the Chairman of the Major Business Division for the United Way of Southeastern Pennsylvania. Mr. Rowell also has served as chairman of The American Red Cross Ad Blood Campaign and has previously served on its Major Contributions Donor Campaign.

Paul Soltoff, 52, has served as one of our directors since November 2005. He also has served as Chairman and Chief Executive Officer of SendTec, Inc. since its inception in February 2000. From 1997 until February 2000, Mr. Soltoff served as Chief Executive Officer of Soltoff Direct Corporation, a specialized direct marketing consulting company. From September 2004 until October 2005, Mr. Soltoff served as a director of theglobe.com.

Our board of directors unanimously recommends a vote FOR each of the foregoing nominees.

Board of Directors and Committees

Our board of directors currently is composed of Messrs. Clemens, Eissa, Frohman, Harrison, Jensen, Musser, Rich, Rowell and Soltoff. Mr. Clemens is the Chairman of our board of directors.

Board and Committee Meetings

During the year ended December 31, 2005, our board of directors held no meetings and all board action was taken by unanimous written consent. Prior to the consummation of the reverse merger that resulted in our current public company structure in November 2005 (the “Merger”), our board of directors consisted of one director. Concurrently with the Merger, our board of directors was reconstituted to consist of Messrs. Clemens, Eissa, Frohman, Harrison, Soltoff, and Leon Brauser. In January 2006, our board of directors appointed Mr. Musser as a director. In April 2006, Mr. Brauser resigned from our board of directors and our board of directors appointed Messrs. Jensen, Rich and Rowell to serve as directors.

Pursuant to our Corporate Governance Guidelines, all directors are encouraged to attend annual and special meetings of stockholders.

Board Committees

Our board of directors has established an audit committee, a compensation committee and a nominating and governance committee. Pursuant to our bylaws, our board of directors may from time to time establish other committees to facilitate the management of our business and operations.

Audit Committee

The members of our audit committee are Messrs. Rich, Harrison and Rowell. Mr. Rich chairs the committee. The audit committee was established by the board of directors in January 2006 following the Merger and reconstitution of the board of directors and therefore did not meet during the fiscal year ended December 31, 2005. Prior to its creation, the audit committee’s functions were performed by our entire board or directors.

Our audit committee assists our board of directors in its oversight of:

•	the integrity of our financial statements;

•	our compliance with legal and regulatory requirements;

•	the evaluation of the performance of the independent auditors, including to determine whether to engage or dismiss the independent auditors and to monitor the independent auditors’ qualifications and independence; and

•	the preparation of the report required by the rules of the Securities and Exchange Commission to be included in our proxy statement.

We believe that the composition of our audit committee meets the requirements for independence under the current requirements of the Sarbanes-Oxley Act of 2002 and Securities and Exchange Commission rules and regulations, and the functioning of our audit committee complies with the applicable requirements of the Sarbanes-Oxley Act of 2002 and Securities and Exchange Commission rules and regulations. Our board of directors has determined that Mr. Rich is an “audit committee financial expert,” as such term is defined in Item 401(e) of Regulation S-B promulgated by the Securities and Exchange Commission. The charter of the audit committee is included as Appendix A to this proxy statement.

Compensation Committee

The members of our compensation committee are Messrs. Harrison, Jensen and Rich. Mr. Harrison chairs the committee. The compensation committee was established in July 2006 and, therefore, did not meet during fiscal year 2005. Specific responsibilities of our compensation committee include:

•	to establish and periodically review our compensation philosophy and the adequacy of compensation plans and programs for executive officers and our other employees;

•	to establish compensation arrangements and incentive goals for executive officers and to administer compensation plans;

•	to review the performance of the executive officers and award incentive compensation and adjust compensation arrangements, as appropriate, based on performance;

•	to review and monitor management development and succession plans and activities; and

•	to prepare the report on executive compensation required by the rules of the Securities and Exchange Commission to be included in our proxy statement.

We believe that the composition of our compensation committee meets the requirements for independence under, and the functioning of our compensation committee complies with, the applicable requirements of the Sarbanes-Oxley Act of 2002 and Securities and Exchange Commission rules and regulations.

Nominating and Governance Committee

The members of our nominating and governance committee are Messrs. Rowell, Harrison and Soltoff. Mr. Rowell chairs the committee. The nominating and governance committee was established in July 2006 and, therefore, did not meet during fiscal year 2005. Specific responsibilities of our nominating and governance committee include:

•	to identify individuals qualified to serve as members of our board of directors, to select, subject to ratification by our board of directors, the director nominees for the next annual meeting of stockholders, and to recommend to our board of directors individuals to fill vacancies on our board of directors;

•	to recommend to our board of directors the responsibilities of each board committee, the structure and operation of each board committee, and the director nominees for assignment to each board committee; and

•	to oversee our board of director’s annual evaluation of its performance and the performance of other board committees.

Our board of directors has determined that the members of the nominating and governance committee meet the independence standards set forth by Nasdaq. The charter of the nominating and governance committee is included as Appendix B to this proxy statement.

Certain Relationships and Related Party Transactions

From the date of our incorporation until the date of this proxy statement, there has not been any transaction or series of similar transactions, nor is there currently proposed any transaction or series of similar transactions, to which we were, are, or would be a party, and in which the amount involved exceeded or would exceed $60,000 and in which any of our directors or executive officers, any holder of more than 5% of our common stock or any member of the immediate family of any of these persons had or will have a direct or indirect material interest, other than the compensation and compensation arrangements (including with respect to equity compensation and board compensation) described above under “Compensation of Board Members”, below under “Executive Compensation” and the transactions described below.

We believe that we have executed all of the transactions described below on terms no less favorable to us than we could have obtained from unaffiliated third parties. It is our intention to ensure that all future transactions between us and our officers, directors and principal stockholders and their affiliates are approved by a majority of our board of directors, including a majority of the independent and disinterested members of our board of directors, and are on terms no less favorable to us than those that we could obtain from unaffiliated third parties.

In March 2006, we entered into a Marketing Services Agreement with SendTec, Inc., or SendTec. Paul Soltoff, one of our directors, is the Chief Executive Officer of SendTec. SendTec will provide us with certain marketing and advertising services, including strategic and creative marketing and advertising development, the creation and production of direct response television advertisements, media planning and purchasing of media time. SendTec will receive a flat fee of $7,500 per month plus commissions based on the amount of services rendered. This agreement may be terminated by either party upon 30 days’ prior notice.

We have engaged in the following transactions regarding sales of our common stock with our executive officers and directors, and with the beneficial holders of 5% or more of our common stock:

•	During 2005 and prior to the merger that resulted in our current public company structure:

•	Scott Frohman, our Chief Executive Officer and director, advanced to us a total of $191,000, accruing interest at 5% annually, payable upon the demand of Mr. Frohman. Of this amount, $95,000 was repaid out of the net proceeds of our private placement and $96,000 was converted into Shares at a price of $1.00 per Share upon the closing of the private placement described below.

•	Charles A. Eissa, our President, Chief Operating Officer and director, advanced to us a total of $73,000, accruing interest at 5% annually, payable upon the demand of Mr. Eissa. Of this amount, $49,000 was repaid out of the net proceeds of our private placement and $24,000 was converted into Shares at a price of $1.00 per Share upon the closing of the private placement described below.

•	Marlin Capital Partners I, LLC advanced to us a total of $334,400, accruing interest at 5% annually, payable upon the demand of Marlin Capital Partners I, LLC. Of this amount, $167,200 was repaid out of the net proceeds of our private placement and $167,200 was converted into Shares at a price of $1.00 per Share upon the closing of the private placement described below.

•	In September 2005, Alvin H. Clemens, the Executive Chairman of our board of directors, purchased 300,000 Shares and a five-year warrant to purchase an additional 75,000 Shares at an exercise price of $1.50 per Share in a private offering, for an aggregate purchase price of $225,000. In connection with the purchase of these securities, Mr. Clemens was granted “piggy back” registration rights with regard to the Shares and the Shares underlying the warrants.

•	Pursuant to an Advisory Agreement dated November 1, 2005 with Warren V. Musser, the Vice Chairman of our board of directors, Mr. Musser introduced potential investors to us and provided us with certain additional services. Under this Advisory Agreement, Mr. Musser did not solicit investors to make any investment, make any recommendations to individuals regarding an investment or provide any analysis or advice regarding an investment. As consideration for his services, Mr. Musser received a total cash fee of $352,000 and five-year warrants to purchase 440,000 Shares at an exercise price of $1.50 per Share.

•	In January 2006, we completed a private placement of an aggregate of 14,700,000 Shares and warrants exercisable for 7,350,000 Shares. In connection with this private placement:

•	Beaver Creek Limited Partnership, an affiliate of Alvin H. Clemens, the Executive Chairman of our board of directors, purchased 1,000,000 Shares and warrants exercisable for 500,000 Shares;

•	John Harrison, one of our directors, purchased 100,000 Shares and warrants exercisable for 50,000 Shares;

•	Keystone Equities Group, L.P., of which John Harrison is an Executive Director, served as placement agent and received a total cash fee of $558,000 (4% of the gross proceeds), and five-year warrants to purchase 735,000 Shares (5% of the Shares sold in the private placement) at an exercise price of $1.50 per Share.

•	Anthony R. Verdi, our Chief Executive Officer, purchased 50,000 Shares and warrants exercisable for 25,000 Shares;

•	Mara Gateway Associates, L.P., an affiliate of C. James Jensen, one of our directors, purchased 250,000 Shares and warrants exercisable for 125,000 Shares; and

•	Sanford Rich, one of our directors, purchased 50,000 Shares and warrants exercisable for 25,000 Shares.

•	In April 2006, we and our wholly-owned subsidiary, ISG Merger Acquisition Corp., a Delaware corporation (the “Merger Sub”), entered into a merger agreement with Insurance Specialist Group Inc. (“ISG”) and Ivan M. Spinner, pursuant to which, among other things, the Merger Sub merged with and into ISG. ISG is an insurance agency selling health insurance to small business owners and individuals. As consideration for the merger, we made a cash payment of $920,000 and issued 1,000,000 Shares to Mr. Spinner, the sole stockholder of ISG, in exchange for all of the outstanding stock of ISG. The Shares issued to Mr. Spinner have the same registration rights and lock up restrictions as applicable to the Shares held by our founders. In connection with this merger, we entered into an employment agreement with Mr. Spinner, under which he was appointed as Senior Vice President of HBDC II, LLC.

Code of Business Conduct and Ethics

We adopted a Code of Business Conduct and Ethics, on March 30, 2006. Our Code of Business Conduct and Ethics, in accordance with Section 406 of the Sarbanes-Oxley Act of 2002 and Item 406 of Regulation S-B, constitutes our code of ethics for senior financial officers. Our Code of Business Conduct and Ethics is intended to promote honest and ethical conduct, full and accurate reporting, and compliance with laws as well as other matters. A printed copy of our Code of Business Conduct and Ethics may be obtained free of charge by writing to us at Health Benefits Direct Corporation, 5 Radnor Corporate Center, Suite 555, Radnor, Pennsylvania 19087.

Selection of Directors and Stockholder Nominations Process

In connection with our proxy solicitation relating to an annual meeting of stockholders, our board of directors recommends a slate of nominees for election by our stockholders. In addition, our board of directors fills vacancies on our board of directors when necessary or appropriate. Recommendations or determinations of our board of directors are made after consideration of the recommendations of, and information supplied by, our nominating and governance committee as to the suitability of each individual, taking into account the criteria described below and other factors, including requirements for board committee membership. The nominating and governance committee considers candidates for board membership suggested by its members and other board members, as well as management and stockholders. The nominating and governance committee also may determine to retain third-party executive search firms to identify candidates from time to time.

Our nominating and governance committee considers board candidates based on various criteria, such as their broad range of skills, expertise, industry and other knowledge, and business and other experience useful to the effective oversight of our business. Our board of directors and nominating and governance committee also seek members from diverse backgrounds so that our board of directors consists of members with a broad spectrum of experience and expertise and with a reputation for integrity. In determining whether to recommend a director for reelection, our nominating and governance committee also considers a director’s past attendance at meetings and participation in and contributions to the activities of the board of directors and committees of the board on which the director served.

The nominating and governance committee will consider director nominees recommended by stockholders who submit the following information in writing to Health Benefits Direct Corporation, 5 Radnor Corporate Center, Suite 555, Radnor, PA 19087, Attn: Secretary, if such information is received at least 120 calendar days before the one-year anniversary of the date of mailing of our materials for the prior year’s annual meeting of stockholders:

•	the name and address of the recommending stockholder;

•	the name of the candidate and information about the candidate that would be required to be included in a proxy statement under the rules of the Securities and Exchange Commission;

•	information about the relationship between the candidate and the recommending stockholder;

•	the consent of the candidate to serve as a director; and

•	proof of the number of Shares that the recommending stockholder owns and the length of time the Shares have been owned.

We may require any nominating stockholder or proposed nominee to furnish such other information as may reasonably be required to determine the eligibility of such proposed nominee to serve as one of our directors.

Assuming that appropriate information has been provided on a timely basis as described above and in accordance with our bylaws, the nominating and governance committee will evaluate stockholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others.

Stockholder Communications to our Board of Directors

Our board of directors will give appropriate attention to written communications that are submitted by stockholders, and will respond if and as appropriate. Stockholders may send communications to our board of directors in writing, addressed to the full board of directors, individual directors or a specific committee of our board of directors, c/o Health Benefits Direct Corporation, 5 Radnor Corporate Center, Suite 555, Radnor, PA 19087, Attn: Secretary. Our board of directors relies on our Secretary to forward written questions or comments to the full board of directors, named directors or specific committees of our board of directors, as appropriate. General comments or inquiries from stockholders are forwarded to the appropriate individual, as appropriate.

PROPOSAL 2: RATIFICATION OF APPOINTMENT OF SHERB & CO. LLP
AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS FOR
THE FISCAL YEAR ENDING DECEMBER 31, 2006

The audit committee of our board of directors has appointed Sherb & Co. as our independent registered public accountants for the fiscal year ending December 31, 2006 and has further directed that management submit the appointment of Sherb & Co. as our independent registered public accountants for ratification by the stockholders at the Annual Meeting. Representatives of Sherb & Co. are expected to be available at the Annual Meeting to respond to appropriate questions and to make a statement if they so desire.

Neither our bylaws nor any other governing documents or law require stockholder ratification of the appointment of Sherb & Co. as our independent registered public accountants. However, the audit committee is submitting the appointment of Sherb & Co. to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the appointment, the audit committee will reconsider whether or not to retain Sherb & Co. Even if the appointment is ratified, the audit committee, in its discretion, may direct the appointment of different independent registered public accountants at any time during the year if they determine that such a change would be in the best interests of our stockholders.

The affirmative vote of a majority of the Shares present in person or represented by proxy and entitled to vote at the Annual Meeting on this proposal will be required to ratify the appointment of Sherb & Co. Any abstentions will have the effect of votes against the proposal. Any broker non-votes will have no effect on the proposal.

The following is a summary of the fees billed to us by Sherb & Co. for professional services rendered for the fiscal year ended December 31, 2005:

Fee Category	2005

Audit Fees(1)	$19,000
Audit-Related Fees	0
Tax Fees	0
All Other Fees	0

Total Fees	$19,000

(1)	Audit fees for the fiscal year ended December 31, 2005 were for professional services rendered for the audits and interim quarterly reviews of our consolidated financial statements and services that are normally provided in connection with statutory and regulatory filings or engagements.

On November 30, 2005, we filed a Current Report on Form 8-K in which we stated that, effective as of November 23, 2005, at the direction of our board of directors, we dismissed Morgan & Company as our independent public accountants and appointed Sherb & Co. to serve as our independent public accountants for the fiscal year

2005. The following is a summary of the fees billed to us by Morgan & Company for professional services rendered for the fiscal years ended December 31, 2005 and December 31, 2004:

Fee Category	2005	2004

Audit Fees(1)	$4,235	$1,110
Audit-Related Fees	0	0
Tax Fees	0	0
All Other Fees(2)	0	2,390

Total Fees	$4,235	$3,500

(1)	Audit fees for the fiscal years ended December 31, 2005 and 2004 were for professional services rendered for the audits and interim quarterly reviews of our consolidated financial statements and services that are normally provided in connection with statutory and regulatory filings or engagements.

(2)	All other fees for the year ended December 31, 2004 were for services rendered in connection with the preparation and filing of a registration statement on Form SB-2.

Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accountants

The audit committee pre-approves all audit and permissible non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services.

Our board of directors unanimously recommends a vote FOR Proposal 2.

PROPOSAL 3: APPROVAL OF THE ADOPTION OF THE HEALTH BENEFITS
DIRECT CORPORATION 2006 OMNIBUS EQUITY COMPENSATION PLAN

On April 27, 2006, our board of directors adopted the Omnibus Plan, subject to stockholder approval at the Annual Meeting.

Introduction

The purpose of the Omnibus Plan is to attract, retain and motivate our employees and consultants (including employees and consultants of our subsidiaries) and the non-employee members of our board of directors (each, a “Covered Person”) and to focus their efforts on the long-term enhancement of stockholder value.

The Health Benefits Direct Corporation 2005 Incentive Stock Plan (“2005 Stock Plan”), the Health Benefits Direct Corporation 2005 Non-Employee Directors Stock Option Plan (the “2005 Option Plan”) and the Health Benefits Direct Corporation Compensation Plan for Directors (the “Directors Compensation Plan”) (the 2005 Stock Plan, the 2005 Option Plan and the Directors Compensation Plan, collectively, the “Prior Plans”) will be merged with and into the Omnibus Plan as of the date the stockholders approve the Omnibus Plan, and no additional grants will be made thereafter under the Prior Plans. Outstanding grants under the Prior Plans will continue in effect according to their terms as in effect before the Omnibus Plan merger (subject to such amendments as our board of directors determines, consistent with the Prior Plans, as applicable), and the Shares with respect to outstanding grants under the Prior Plans will be issued or transferred under this Omnibus Plan.

If approved by our stockholders, the Omnibus Plan will authorize up to 6,000,000 Shares for issuance to Covered Persons, and the effective date of the Omnibus Plan will be April 27, 2006. As of the date of this proxy statement, no Shares have been issued upon exercise of options granted under the Omnibus Plan, options to purchase 5,562,500 Shares remain outstanding, and 422,500 Shares remain available for future grant. Under Proposal 4, our stockholders will be asked to ratify the prior stock option grants under the Omnibus Plan.

Material Features of the Omnibus Plan

Administration.  The Omnibus Plan is administered and interpreted by our board of directors. Our board of directors has the authority to: (i) determine the individuals to whom grants will be made under the Omnibus Plan; (ii) determine the type, size and terms of the grants; (iii) determine the time when grants will be made and the duration of any applicable exercise or restriction period, including the criteria for exercisability and the acceleration of exercisability; (iv) amend the terms of any previously issued grant, subject to the limitations described below; and (v) deal with any other matters arising under the Omnibus Plan. The determinations of our board of directors are made in its sole discretion and are final, binding and conclusive.

Eligibility.  All Covered Persons are eligible for grants under the Omnibus Plan.

Types of Awards.  The Omnibus Plan provides that grants may be in any of the following forms: (i) incentive stock options; (ii) nonqualified stock options (incentive stock options and nonqualified stock options collectively are referred to as “options”); (iii) stock appreciation rights (“SARs”); (iv) stock units; (v) stock awards; (vi) dividend equivalents; and (vii) other stock-based awards.

Shares Subject to the Omnibus Plan.  The Omnibus Plan authorizes up to 6,000,000 Shares for issuance, subject to adjustment in certain circumstances. The maximum number of authorized Shares includes Shares to be issued or transferred pursuant to outstanding grants under the Prior Plans that are to be merged into this Omnibus Plan as of the effective date of the Omnibus Plan. The Omnibus Plan provides that the maximum aggregate number of Shares that may be made with respect to grants, other than dividend equivalents, to any individual during any calendar year is 1,000,000 Shares, subject to adjustment as described below. Grantees may not accrue dividend equivalents during any calendar year under the Omnibus Plan in excess of $1,000,000.

These limits may be adjusted by reason of a stock dividend, spinoff, recapitalization, stock split, or combination or exchange of Shares, by reason of a merger, reorganization or consolidation, by reason of a recapitalization or change in par value or by reason of any other extraordinary or unusual event affecting the outstanding Shares as a class without our receipt of consideration, or if the value of outstanding Shares is substantially reduced as a result of a spinoff or our payment of an extraordinary dividend or distribution.

Change of Control.  If a change of control of the Company occurs, unless our board of directors determines otherwise, all outstanding options and SARs will automatically accelerate and become fully exercisable, the restrictions and conditions on all outstanding stock awards will immediately lapse, all outstanding stock units will become payable in cash or Shares in an amount not less than their target amount (as determined by our board of directors), and dividend equivalents and other-stock based awards will become fully payable in cash or Shares (in amounts determined by our board of directors).

Upon a change of control, our board of directors also may take any of the following actions with respect to outstanding grants, without the consent of the grantee: (i) require that grantees surrender their outstanding options and SARs in exchange for payment by us, in cash or Shares as determined by our board of directors, in an amount equal to the amount by which the then fair market value subject to the grantee’s unexercised options and SARs exceeds the exercise price of the option or the base amount of the SAR, as applicable; (ii) after giving grantees the opportunity to exercise their outstanding options and SARs, our board of directors may terminate any or all unexercised options and SARs at such time as our board of directors determines appropriate; and (iii) determine that outstanding options and SARs that are not exercised shall be assumed by, or replaced with comparable options or rights by, the surviving corporation (or a parent or subsidiary of the surviving corporation), and other outstanding grants that remain in effect after the change of control will be converted to similar grants of the surviving corporation (or a parent or subsidiary of the surviving corporation).

Amendment and Termination of the Omnibus Plan.  Our board of directors may amend or terminate the Omnibus Plan at any time, subject to stockholder approval if such approval is required under any applicable laws or stock exchange requirements. No grants may be issued under the Omnibus Plan after April 27, 2016.

Federal Income Tax Consequences

The federal income tax consequences of grants under the Omnibus Plan will depend on the type of grant. The following description provides only a general description of the application of federal income tax laws to grants under the Omnibus Plan. This discussion is intended for the information of stockholders considering how to vote at the Annual Meeting and not as tax guidance to grantees, as the consequences may vary with the types of grants made, the identity of the grantees and the method of payment or settlement. The summary does not address the effects of other federal taxes (including possible “golden parachute” excise taxes) or taxes imposed under state, local or foreign tax laws.

From the grantees’ standpoint, as a general rule, ordinary income will be recognized at the time of delivery of Shares or payment of cash under the Omnibus Plan. Future appreciation on Shares held beyond the ordinary income recognition event will be taxable as capital gain when the Shares are sold. The tax rate applicable to the capital gain will depend upon how long the grantee holds the Shares. As a general rule, we will be entitled to a tax deduction that corresponds in time and amount to the ordinary income recognized by the grantee, and we will not be entitled to any tax deduction with respect to capital gain income recognized by the grantee.

Exceptions to these general rules arise under the following circumstances:

(i) If Shares, when delivered, are subject to a substantial risk of forfeiture by reason of any employment or performance-related condition, ordinary income taxation and our tax deduction will be delayed until the risk of forfeiture lapses, unless the grantee makes a special election to accelerate taxation under section 83(b) of the Internal Revenue Code of 1986, as amended (the “Code”).

(ii) If an employee exercises a stock option that qualifies as an incentive stock option, no ordinary income will be recognized, and the Company will not be entitled to any tax deduction, if Shares acquired upon exercise of the stock option are held until the later of (A) one year from the date of exercise and (B) two years from the date of grant. However, if the employee disposes of the Shares acquired upon exercise of an incentive stock option before satisfying both holding period requirements, the employee will recognize ordinary income to the extent of the difference between the fair market value of the Shares on the date of exercise (or the amount realized on the disposition, if less) and the exercise price, and we will be entitled to a tax deduction in that amount. The gain, if any, in excess of the amount recognized as ordinary income will be long-term or short-term capital gain, depending upon the length of time the employee held the Shares before the disposition.

(iii) A grant may be subject to a 20% tax, in addition to ordinary income tax, at the time the grant becomes vested, plus interest, if the grant constitutes deferred compensation under section 409A of the Code and the requirements of section 409A of the Code are not satisfied.

Section 162(m) of the Code generally disallows a publicly-held corporation’s tax deduction for compensation paid to its chief executive officer or any of its four other most highly compensated officers in excess of $1 million in any year. Qualified performance-based compensation is excluded from the $1 million deductibility limit, and therefore remains fully deductible by the corporation that pays it. Options and stock appreciation rights will generally meet the requirements for qualified performance-based compensation. Stock awards, stock units, dividend equivalents and other stock-based awards granted under the Omnibus Plan will be designated as qualified performance-based compensation if the Committee conditions such grants on the achievement of specific performance goals in accordance with the requirements of section 162(m) of the Code.

We have the right to require that grantees pay to us an amount necessary for us to satisfy our federal, state or local tax withholding obligations with respect to grants. We may withhold from other amounts payable to a grantee an amount necessary to satisfy these obligations. The compensation committee may permit a grantee to satisfy our withholding obligation with respect to a grant paid in Shares by having Shares withheld, at the time the grant becomes taxable, provided that the number of Shares withheld does not exceed the individual’s minimum applicable withholding tax rate for federal, state and local tax liabilities.

Vote Required for Approval

The proposal to approve the adoption of the Omnibus Plan requires for its approval the affirmative vote of a majority of the Shares present in person or represented by proxy at the Annual Meeting and entitled to vote on this proposal. Abstentions will have no effect on the vote.

Annex Relating to Proposal 3

The full text of the Omnibus Plan is attached to this proxy statement as Appendix C.

Our board of directors unanimously recommends a vote FOR Proposal 3.

PROPOSAL 4: RATIFICATION OF THE GRANT OF STOCK OPTIONS TO
CERTAIN INDIVIDUALS

On April 27, 2006, our board of directors adopted the Omnibus Plan, subject to stockholder approval at the Annual Meeting. The purpose of the Omnibus Plan is to attract, retain and motivate our employees, non-employee members of our board of directors and consultants and to focus their efforts on the long-term enhancement of stockholder value. Our stockholders are being asked to ratify the prior stock option grants to certain eligible individuals under the Omnibus Plan as follows:

•	On March 14, 2006, our board of directors approved the grant of a stock option to purchase 425,000 Shares to Warren V. Musser, the Vice Chairman of our board of directors. The option granted to Mr. Musser has a term of five years at an exercise price of $2.70 per Share and vests as follows: 50% on the six month anniversary of the date of grant; and the remaining 50% on the first anniversary of the date of grant.

•	On April 27, 2006, our board of directors approved the grant of a stock option to each of C. James Jensen, Sanford Rich and L.J. Rowell, each of whom is a non-employee member of our board of directors. Messrs. Jensen, Rich and Rowell each received nonqualified options to purchase 200,000 Shares with a term of ten years at an exercise price of $3.60 per Share. 40% of the Shares underlying each of these option grants will be exercisable on the date of grant, 30% on the first anniversary of the date of grant, and the remaining 30% in 12 equal installments at the end of each calendar month thereafter.

•	Also on April 27, 2006, our board of directors approved the grant of stock options to Maryann Parks and P. Pete Zografakis, each of whom is our employee. Ms. Parks and Mr. Zografakis received incentive options to purchase 2,500 Shares and 45,000 Shares, respectively, at an exercise price of $3.60 per Share. Our board of directors also granted an option to purchase 45,000 Shares to Francis L. Gillan III subject to and to be effective upon Mr. Gillan’s expected employment commencement date with us of May 30, 2006. The exercise price of the stock option granted to Mr. Gillan was $2.95 per Share, the closing price of our common stock on May 30, 2006. The options granted to each of Mr. Gillan, Ms. Parks and Mr. Zografakis each have a term of five years and vest as follows: one-third on the first anniversary of the date of grant; one-third on the second anniversary of the date of grant; and the remaining one-third on the third anniversary of the date of grant.

•	Effective on July 17, 2006, we issued a restricted stock grant of 15,000 Shares to Peter J. Gries, a consultant. Under a consulting agreement with Mr. Gries, we are required to deliver the certificate evidencing the Shares by no later than 60 calendar days after July 17, 2006. The Shares vest as follows: 2,000 Shares will vest immediately upon delivery of the certificate evidencing the Shares to Mr. Gries; 1,000 Shares will vest in equal monthly installments beginning on the first calendar month following the delivery of the Shares to Mr. Gries; and the remaining 4,000 Shares will vest on July 17, 2007.

•	On July 3, 2006, our board of directors approved the grant of a stock option to Michael Holt, one of our employees. Mr. Holt received an incentive option to purchase 25,000 Shares with a term of five years at an exercise price of $2.55 per Share and vesting as follows: one-third on the first anniversary of the date of grant; one-third on the second anniversary of the date of grant; and the remaining one-third on the third anniversary of the date of grant.

Being that the options granted to the above directors, employees and consultants were granted under the Omnibus Plan, they are subject to stockholder approval of the Omnibus Plan. These grants and issuances will be null and void and cancelled if stockholder approval is not obtained at the Annual Meeting. If stockholders ratify these grants and issuances at the Annual Meeting, they will be effective as of the date of the grant.

Federal Income Tax Consequences

No income resulted to the individuals receiving the stock option grants upon the grant of the options. At the time an option is exercised, the individual will recognize ordinary income in an amount equal to the difference between the option exercise price and the fair market value of the Shares underlying the option on the exercise date and we generally will be entitled to take a deduction for the amount of compensation income recognized by the individual. At the time of sale of the Shares acquired pursuant to the option, the appreciation (or depreciation) is the value of the Shares after the date of exercise will be treated either as short-term or long-term capital gain (or loss), depending on how long the Shares have been held.

Our board of directors unanimously recommends a vote FOR Proposal 4.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table summarizes the compensation paid to, awarded to or earned during the fiscal years ended December 31, 2005 and 2004 by our Chief Executive Officer and each of our two other most highly compensated executive officers whose total salary and bonus exceeded $100,000 for services rendered to us in all capacities during 2005. The executive officers listed in the table below are referred to in this prospectus as our named executive officers.

					Long-term
					Compensation
					Awards	Payouts
		Annual Compensation			Securities	LTIP	All Other
		Salary		Bonus	Underlying	Payouts	Compensation
Name and Principal Position	Year	($)		($)	Options/SARs (#)	($)	($)

Scott Frohman	2005	188,470	(1)	—	600,000	—	—
Chief Executive Officer	2004	175,000	(1)	—	—	—	—
Charles A. Eissa	2005	176,511	(1)	—	500,000	—	—
President and Chief Operating	2004	175,000	(1)	—	—	—	—
Officer
Daniel Brauser	2005	217,915	(1)	—	500,000	—	—
Senior Vice President and	2004	175,000	(1)	—	—	—	—
Secretary

(1)	The entire salary amount for 2004, and $162,600 of the salary amount for 2005, were accrued by us but not paid. In connection with the consummation of the merger that resulted in our current public company structure, these amounts were converted into an aggregate of 333,333 Shares for each of the named executive officers.

Option Grants in Fiscal Year 2005

The following table provides summary information regarding the individual grants of stock options to each of our named executive officers during the fiscal year ended December 31, 2005. No stock option grants were made during the fiscal year ended December 31, 2004.

	Number of Securities	Percentage of Total
	Underlying	Options Granted to	Exercise Price
Name	Options Granted (#)	Employees (%)	($/Share)	Expiration Date

Scott Frohman	600,000	22.3%	$2.50	November 9, 2015
Charles A. Eissa	500,000	18.6%	$2.50	November 9, 2015
Daniel Brauser	500,000	18.6%	$2.50	November 9, 2015

Aggregated Option Exercises during Fiscal Year 2005 and Certain Option Values

The following table sets forth certain information concerning unexercised stock options held by the named executive officers as of December 31, 2005. None of the named executive officers exercised any of their stock options during fiscal year 2005.

	Number of Securities	Value of Unexercised
	Underlying Unexercised	In-the-Money
	Options at	Options at
	December 31, 2005 (#)	2005 Fiscal Year-End ($)(1)
Name	Exercisable/Unexercisable	Exercisable/Unexercisable

Scott Frohman	150,000/600,000	$15,000/$45,000
Charles Eissa	125,000/500,000	$12,500/$37,500
Daniel Brauser	125,000/500,000	$12,500/$37,500

(1)	The calculation of the value of unexercised, in-the-money options held by the named executive officers is based on the closing price of our common stock of $2.60 as reported on the OTCBB on December 30, 2005.

Compensation of Directors

On July 3, 2006, we established a compensation committee of our board of directors. One of the responsibilities of our compensation committee is to replace our current director compensation policy with a new policy. Prior to our adoption of the Omnibus Plan and the appointment of Messrs. Jensen, Rich and Rowell as directors on April 27, 2006, our director compensation policy was set forth in the 2005 Option Plan and the Directors Compensation Plan.

The 2005 Option Plan provides for the automatic initial grant of options to purchase 250,000 Shares to each non-employee director who joins our board of directors, at an exercise price equal to the fair market value at the date of such appointment or election to the board, subject to vesting as follows: 100,000 Shares are exercisable immediately (however, no option shall be exercisable until such time as any vesting limitation required by Section 16 of the Exchange Act has expired); 75,000 Shares on the first anniversary of the grant and the remaining 75,000 Shares in 12 equal increments at the end of each calendar month thereafter. Each non-employee director newly elected as Chairman of our board of directors is entitled to receive options to purchase an additional 250,000 Shares at an exercise price equal to the fair market value at the date of such election, vesting in the same manner as described above.

The Directors Compensation Plan provides for: (i) a one-time payment of $250,000 to each non-employee director who serves as Vice Chairman of our board of directors (who is not also Chairman or an Executive Chairman), $125,000 of which is payable upon the adoption of the Directors Compensation Plan and $125,000 of which is payable in 12 equal monthly installments commencing March 31, 2006, so long as such person remains a director and is serving in such capacity on the date of each such installment; (ii) a one-time grant of an additional option to purchase 425,000 Shares to each non-employee director who is or has been appointed or elected as Vice Chairman of our board of directors (who is not also Chairman or an Executive Chairman) on the later of the date of (a) such appointment or election, or (b) adoption of the Plan; (iii) the payment of $1,000 to each director for each special or committee meeting of our board of directors attended, in person or by telephone, as reimbursement of fees and expenses of attendance and participation by such director at such meeting; (iv) an annual retainer of $1,000 payable to each director upon appointment as chairperson of a committee of our board of directors; (v) an automatic initial grant of an option to purchase 100,000 Shares to each director who joins our board of directors, at an exercise price equal to the fair market value on the date of such election to our board of directors; and (vi) the grant of an option to purchase 10,000 Shares to each director re-elected to our board of directors, at an exercise price equal to the fair market value on the date of such reelection to our board of directors. Except for the one-time grants to our Vice Chairmen, which option vests and becomes exercisable as to one-half of the Shares subject to the option six months from the date of grant, and the other half of the Shares six months thereafter, all options granted under the Directors Compensation Plan vest as follows: one-third of the Shares shall be exercisable on the first anniversary of the date of grant, an additional one-third of the Shares on the second year anniversary, and the remaining one-third of the Shares on the third anniversary of the date of grant.

On April 27, 2006, our board of directors adopted the Omnibus Plan as described above in Proposal 3, subject to stockholder approval at the Annual Meeting. Our board of directors also approved the grant of stock options to each of Messrs. Jensen, Rich and Rowell, each of whom is a non-employee member of our board of directors. Messrs. Jensen, Rich and Rowell each received nonqualified options to purchase 200,000 Shares with a term of ten years at an exercise price of $3.60 per Share. 40% of each of these option grants will be exercisable on the date of grant, 30% on the first anniversary of the date of grant, and the remaining 30% in 12 equal installments at the end of each calendar month thereafter.

Being that the options granted to Messrs. Jensen, Rich and Rowell were granted under the Omnibus Plan, they are subject to stockholder approval of the Omnibus Plan and ratification of the individual option grants. These options will be null and void and cancelled if stockholder approval is not obtained at the Annual Meeting.

Employment, Severance and Other Agreements

Scott Frohman

Pursuant to a written employment agreement, Mr. Frohman serves as our Chief Executive Officer. He is paid an annual base salary of $258,300 and is entitled to receive such bonus compensation as a majority of our board of directors may determine from time to time. Mr. Frohman’s employment agreement terminates on October 10, 2007.

Charles A. Eissa

Pursuant to a written employment agreement, Mr. Eissa serves as our President and Chief Operating Officer. He is paid an annual base salary of $214,200 and is entitled to receive such bonus compensation as a majority of our board of directors may determine from time to time. Mr. Eissa’s employment agreement terminates on November 18, 2007.

Daniel Brauser

Pursuant to a written employment agreement, Mr. Brauser serves as our Senior Vice President. He is paid an annual base salary of $157,500 and is entitled to receive such bonus compensation as a majority of our board of directors may determine from time to time. Mr. Brauser’s employment agreement terminates on November 10, 2007.

Alvin H. Clemens

Pursuant to a written employment agreement, Mr. Clemens serves as the Executive Chairman of our board of directors, an executive officer position. Under the two-year agreement, Mr. Clemens is paid an annual base salary of $275,000 and is entitled to receive such bonus compensation as a majority of our board of directors may determine from time to time. Mr. Clemens’s employment agreement terminates on January 12, 2008.

Ivan M. Spinner

Pursuant to a written employment agreement, Mr. Spinner serves as Senior Vice President of HBDC II, Inc. He is paid an annual base salary of $371,000 and is entitled to receive such bonus compensation as a majority of our board of directors may determine from time to time. Mr. Spinner’s employment agreement terminates on April 3, 2008.

Anthony R. Verdi

Pursuant to a written employment agreement, Mr. Verdi serves as our Chief Financial Officer. He is paid an annual base salary of $225,000 and is entitled to receive such bonus compensation as a majority of our board of directors may determine from time to time. Mr. Verdi’s employment agreement terminates on November 10, 2007.

Director and Officer Indemnification Agreements

Pursuant to Director and Officer Indemnification Agreements entered into with each of our directors and executive officers, we have agreed to indemnify each of our directors and executive officers to the fullest extent of the law permitted or required by the state of Delaware.

Lock-Up Agreements

All Shares held by Messrs. Frohman, Eissa, Brauser and Spinner (together with the Shares held by their respective affiliates) are subject to lock-up provisions that provide restrictions on the future sale of common stock by the holders and their transferees. These lock-up provisions provide, in general, that these Shares may not directly or indirectly be offered, sold, offered for sale, contracted for sale, hedged, or otherwise transferred or disposed of, for a period of 12 months following the purchase of such Shares in the private placement, and for an additional 12 months thereafter each holder may only sell up to 50% of his portion of these Shares. We have agreed that within 12 months following the private placement, subject to the lock up restrictions just described, we will file a registration statement with the Securities and Exchange Commission covering the resale of these Shares held by our founders and for management Shares issued and issuable under options and other awards.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

None of our executive officers serves as a member of the compensation committee or any other committee serving an equivalent function of any other entity that has one or more of its executive officers serving as a member of our board of directors or compensation committee. No member of our compensation committee has ever been our employee.

NOTWITHSTANDING ANYTHING TO THE CONTRARY, THE FOLLOWING REPORT OF THE AUDIT COMMITTEE SHALL NOT BE DEEMED INCORPORATED BY REFERENCE BY ANY STATEMENT INCORPORATING BY REFERENCE THIS PROXY STATEMENT OR ANY PORTION OF THIS PROXY STATEMENT INTO ANY FILING UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, EXCEPT TO THE EXTENT THAT HEALTH BENEFITS DIRECT CORPORATION SPECIFICALLY INCORPORATES THIS INFORMATION BY REFERENCE, AND SHALL NOT OTHERWISE BE DEEMED FILED UNDER SUCH ACTS.

REPORT OF THE AUDIT COMMITTEE
AND THE BOARD OF DIRECTORS ACTING AS THE AUDIT COMMITTEE

In connection with the Merger and reconstitution of our board of directors during the fiscal year ended December 31, 2005, our board of directors established an audit committee in January 2006, which was reconstituted in July 2006 to comply with the independence and other requirements under Nasdaq listing standards. Accordingly, our audit committee did not meet during the fiscal year ended December 31, 2005 and the audit committee functions were performed by the full board of directors. Our audit committee held its first meeting in July 2006.

Effective July 2006, our board of directors adopted a written charter for the audit committee, a copy of which is filed as Appendix A to this proxy statement. Our audit committee oversees our financial reporting process on behalf of our board of directors.

Our audit committee has reviewed and discussed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, the matters required to be discussed by Statement of Accounting Standards 61 (Codification of Statements on Auditing Standards), as may be modified or supplemented, and their judgments as to the acceptability of our accounting principles and such other matters as are required to be discussed with the audit committee under generally accepted auditing standards.

Our audit committee has received from and discussed with Sherb & Co. the written disclosure and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). The board of directors also discussed with Sherb & Co. any matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

In fulfilling the audit committee functions during the fiscal year ended December 31, 2005, our board of directors reviewed and discussed with management the audited financial statements in our Annual Report on Form 10-KSB for the fiscal year ended December 31, 2005. As a result, this report is signed by the current directors who served on our board of directors following its reconstitution in November 2005. In reliance on these reviews and discussions, our board of directors determined that the audited financial statements be included in the Annual Report on Form 10-KSB for the year ended December 31, 2005 for filing with the Securities and Exchange Commission.

Respectfully submitted,

By the Board of Directors Alvin H. Clemens Charles A. Eissa Scott Frohman John Harrison Paul Soltoff	By the Audit Committee of the Board of Directors Sanford Rich John Harrison L.J. Rowell

October 9, 2006

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our executive officers and directors and persons who own more than ten percent of our common stock to file reports of beneficial ownership and changes in beneficial ownership of our common stock and any other equity securities with the Securities and Exchange Commission. Executive officers, directors, and persons who own more than ten percent of our common stock are required by Securities and Exchange Commission regulations to furnish us with copies of all Section 16(a) forms they file.

Based solely on our review of the copies of Forms 3, 4, and 5 furnished to us, or representations from certain reporting persons that no Forms 3, 4 or 5 were required to be filed by such persons, we believe that all of our executive officers, directors, and persons who own more than ten percent of our common stock complied with all Section 16(a) filing requirements applicable to them during 2005.

STOCKHOLDER PROPOSALS — 2007 ANNUAL MEETING

Stockholders may submit proposals on matters appropriate for stockholder action at annual meetings in accordance with rules and regulations adopted by the Securities and Exchange Commission by mailing the proposals to Health Benefits Direct Corporation, 5 Radnor Corporate Center, Suite 555, Radnor, Pennsylvania 19087, Attn: Secretary. Any proposal that an eligible stockholder desires to have included in the proxy statement and presented at the 2007 annual meeting of stockholders will be included in our proxy statement and related proxy card if it is received by us no later than August 25, 2007 and if it complies with Securities and Exchange Commission rules regarding inclusion of proposals in proxy statements.

Other deadlines apply to the submission of stockholder proposals for the 2007 annual meeting of stockholders that are not required to be included in our proxy statement under Securities and Exchange Commission rules. With respect to stockholder proposals relating to director nominations, see page 9 of this proxy statement. With respect to other stockholder proposals for the 2007 annual meeting, the deadline under regulations adopted by the Securities and Exchange Commission is August 25, 2007 (45 calendar days prior to the anniversary of the mailing date of this proxy statement). If a stockholder gives notice of such a proposal after this deadline, our proxy agents will be allowed to use their discretionary voting authority to vote against the stockholder proposal when and if the proposal is raised at the 2007 annual meeting of stockholders.

OTHER MATTERS

Our board of directors is not aware of any other matter not set forth herein that may be brought before the Annual Meeting. However, if any such other matters are properly brought before the meeting, it is the intention of the proxies to vote the Shares represented thereby in accordance with the recommendation of our board of directors on such matters.

By Order of the Board of Directors,

Alvin H. Clemens
Chairman of the Board of Directors

Dated: October 9, 2006

Upon written request to Health Benefits Direct Corporation, 5 Radnor Corporate Center, Suite 555, Radnor, Pennsylvania 19087, Attn: Secretary, we will provide, without charge, to any stockholder solicited hereby, a copy of our Annual Report on Form 10-KSB for the fiscal year ended December 31, 2005, including the financials and the schedules thereto.

CHARTER OF THE AUDIT COMMITTEE OF
THE BOARD OF DIRECTORS OF
HEALTH BENEFITS DIRECT CORPORATION

July 3, 2006

I.	Purpose

The Audit Committee (the “Committee”) of the Board of Directors (the “Board”) of Health Benefits Direct Corporation (the “Company”) is appointed by, and generally acts on behalf of, the Board. The Committee’s purposes shall be:

A. To assist the Board in its oversight of: (1) the integrity of the Company’s financial statements; and (2) the Company’s compliance with legal and regulatory requirements;

B. To interact directly with, and evaluate the performance of, the independent auditors, including to determine whether to engage or dismiss the independent auditors and to monitor the independent auditors’ qualifications and independence; and

C. To prepare the report required by the rules of the Securities and Exchange Commission (the “SEC”) to be included in the Company’s proxy statement.

Although the Committee has the powers and responsibilities set forth in this Charter, the role of the Committee is oversight and shall not relieve the Company’s management of its responsibilities for preparing financial statements that accurately and fairly present the Company’s financial condition, results of operations, and cash flows in accordance with generally accepted accounting principles (“GAAP”) or the responsibilities of the independent auditors relating to the audit or review of financial statements, nor can the Committee certify that the independent auditor is “independent” under applicable rules.

II.	Membership and Qualifications

A. Number and Independence.  The Committee shall consist of at least three directors, each of whom shall be independent. A director will qualify as independent if the Board has affirmatively determined that such director has met the independent director requirements set forth in the Marketplace Rules of the Nasdaq Stock Market. In addition, to qualify as independent, members of the Committee also shall satisfy the requirements of Rule 10-A-3(b) under the Securities Exchange Act of 1934, as amended, which currently are as follows:

1. No Committee member or immediate family member of such Committee member may be an affiliated person of the Company or any of its subsidiaries, as that term is defined by the SEC; and

2. No Committee member may accept, directly or indirectly, any consulting, advisory, or other compensatory fees from the Company or any of its subsidiaries, except for fees for services as a director and member of the Audit Committee and any other Board committee.

B. Financial Sophistication.  All members of the Committee shall be financially literate. At least one member shall have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background that results in such member’s financial sophistication, including being or having been a chief executive officer, chief financial officer, or other senior officer with financial oversight responsibilities. At least one member of the Committee shall be an “audit committee financial expert” as that term is defined by the SEC.

C. Selection and Removal.  The members of the Committee shall be designated and approved by a majority of the whole Board and shall serve for one-year terms or until their successors are appointed, subject to their earlier resignation, retirement, or removal. No member of the Committee shall be removed except by majority vote of the independent directors of the full Board then in office. The Board shall designate one member of the Committee to serve as Chairman.

D. Simultaneous Membership.  Generally, no member of the Committee may serve simultaneously on the audit committees of more than three public companies without a specific Board determination that such simultaneous service will not impair the ability of such Committee member to serve on the Committee.

III.	Meetings, Procedures, and Funding

A. Meetings.  The Committee shall meet as often as it may deem necessary and appropriate in its judgment, but in no event fewer than four times per year. A majority of the members of the Committee shall constitute a quorum.

B. Special Meetings.  The Chairman of the Committee or a majority of the members of the Committee may call a special meeting of the Committee.

C. Additional Attendees.  The Committee may request that any directors, officers, or employees of the Company, or any other person whose advice and counsel is sought by the Committee, attend any meeting to provide such information as the Committee requests.

D. Meetings with Independent Auditors.  The Committee shall meet with the independent auditors and management in separate meetings as often as it deems necessary and appropriate in its judgment.

E. Reporting.  The Committee shall report to the Board on the matters discussed at each meeting of the Committee, including describing all actions taken by the Committee at the meeting.

F. Minutes.  The Committee shall keep written minutes of its meetings, which minutes shall be maintained with the books and records of the Company.

G. Delegation.  The Committee may delegate authority to one or more members of the Committee where appropriate, but no such delegation shall be permitted if the authority is required by a law, regulation, or listing standard to be exercised by the Committee as a whole.

H. Company Resources.  The Committee shall have the authority to obtain advice and assistance from internal and external advisors, and the Company shall provide appropriate funding, as determined by the Committee, for the Committee to retain any such advisors without requiring the Committee to seek Board approval.

IV.	Duties and Responsibilities

The Committee shall have the following duties and responsibilities:

A. Financial Reporting Process.

1. The Committee shall review and discuss with management and the independent auditors the annual audited financial statements to be included in the Company’s annual report on Form 10-K, the quarterly financial statements to be included in the Company’s quarterly reports on Form 10-Q, the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and any other financial disclosures to be included in SEC filings prior to their release. This discussion should include, where appropriate, a discussion about the Company’s accounting principles, critical accounting estimates, financial statement presentation, significant financial reporting issues and judgments (including off-balance sheet structures and the use of pro forma or non-GAAP financial information), the adequacy of the Company’s internal controls, and any regulatory and accounting initiatives, correspondence with regulators, or published reports that raise material issues with respect to, or that could have a significant effect on, the Company’s financial statements.

2. The Committee shall recommend to the Board whether the audited financial statements should be included in the Company’s annual report on Form 10-K.

3. The Committee shall review earnings press releases prior to their release, as well as the types of financial information and earnings guidance provided to analysts and rating agencies.

4. The Committee shall prepare the report required by the rules of the SEC to be included in the Company’s annual proxy statement.

B. Risks and Control Environment.

1. The Committee shall discuss periodically with management the Company’s policies and guidelines regarding risk assessment and risk management, as well as the Company’s major financial risk exposures and the steps that management has taken to monitor and control such exposures.

2. The Committee shall oversee the Company’s disclosure controls and procedures, including applicable internal control over financial reporting, as well as internal control over financial reporting relating to the authorization of transactions and safeguarding and control of assets, and, where applicable, shall oversee the changes in internal control over financial reporting intended to address any significant deficiencies in the design or operation of internal control over financial reporting or material weaknesses therein and any fraud involving management or other employees that are reported to the Committee. In addition, the Committee shall review and discuss the annual report of management on internal control over financial reporting and the independent auditors’ attestation report on management’s evaluation of internal control over financial reporting, when those reports are required by SEC rules.

C. Independent Auditors.

1. The Committee shall have the sole authority to retain, set compensation and retention terms for, terminate, oversee, and evaluate the activities of the Company’s independent auditors. The independent auditors shall report directly to the Committee. The Company shall provide for appropriate funding, as determined by the Committee, for payment of compensation to the independent auditors.

2. The Committee shall review and approve in advance the retention of the independent auditors for the performance of all audit and lawfully permitted non-audit services and the fees for such services. Pre-approval of lawfully permitted non-audit services may be pursuant to appropriate policies and procedures established by the Committee for the pre-approval of such non-audit services, provided that any such pre-approved non-audit services are reported to the full Committee at its next scheduled meeting.

3. Prior to initiation of the audit, the Committee shall meet with the independent auditors to discuss the planning and staffing of the audit, including the impact of applicable rotation requirements and other independence rules on the staffing.

4. The Committee shall, at least annually, obtain and review a report by the independent auditors describing: (a) the independent auditors’ internal quality-control procedures; (b) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities or a private sector regulatory board, within the preceding five years, respecting one or more independent audits performed by the firm, and any steps taken to deal with any such issues; and (c) in order to assess the firm’s independence, all relationships between the firm and the Company.

5. The Committee shall review periodically any reports prepared by the independent auditors and provided to the Committee relating to significant financial reporting issues and judgments including, among other things, the Company’s selection, application, and disclosure of critical accounting policies and practices, all alternative treatments, assumptions, estimates, or methods that have been discussed with management, including the ramifications of such treatments and the treatment preferred by the independent auditors, and any other material written communications between the independent auditors and management, such as any management letter or schedule of unadjusted differences.

6. The Committee shall discuss with the independent auditors any audit problems or difficulties, including any restrictions on the scope of the independent auditors’ activities or on access to requested information, and management’s response to same, shall discuss with the independent auditors any other matters required to be brought to its attention under auditing standards (e.g., Statement on Auditing Standards No. 61 and Independent Standards Board Standard No. 1), and shall resolve any disagreements between the independent auditors and management.

7. After reviewing the reports from the independent auditors and the independent auditors’ work throughout the audit period, the Committee will conduct an annual evaluation of the independent auditors’ performance and independence, including considering whether the independent auditors’ quality controls are adequate. This evaluation also shall include the review and evaluation of the audit engagement team, including the lead partner. In making its evaluation, the Committee shall take into account the opinions of management. The Committee shall present its conclusions with respect to the evaluation of the independent auditors to the Board.

8. The Committee shall set clear policies for the hiring by the Company of employees or former employees of the independent auditors.

D. Evaluations, Reports and Other Responsibilities.

1. The Committee shall annually review and assess the performance of the Committee and each Committee member and deliver a report to the Board setting forth the results of its evaluation. In conducting this review, the Committee shall address matters that it considers relevant to its performance, including at a minimum, the adequacy, appropriateness, and quality of the information and recommendations presented to the Board, the manner in which they were discussed or debated, and whether the number and length of meetings of the Committee were adequate for the Committee to complete its work in a thorough and thoughtful manner.

2. The Committee shall make regular reports to the Board on its activities, including reviewing any issues that arise respecting the quality and integrity of the Company’s public reporting, the performance and independence of the Company’s independent auditors, and the effectiveness of the Company’s disclosure controls and procedures.

3. The Committee shall establish procedures for the approval of all related-party transactions involving executive officers and directors.

4. The Committee shall establish procedures for: (a) the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters; and (b) the confidential, anonymous submission by Company employees of concerns regarding questionable accounting or auditing matters.

5. The Committee shall annually review and reassess the adequacy of this Charter and recommend any proposed changes to the Board for its approval.

6. The Committee shall maintain free and open communication with the Board, management, the internal auditor, and the independent auditors.

7. The Committee shall perform any other activities consistent with this Charter, the Company’s Certificate of Incorporation, the Company’s Bylaws, and governing law, as the Committee or the Board deems necessary or appropriate.

8. The Company shall provide appropriate funding, as determined by the Committee, for payment of ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

CHARTER OF THE NOMINATING AND GOVERNANCE COMMITTEE OF
THE BOARD OF DIRECTORS OF
HEALTH BENEFITS DIRECT CORPORATION

I.	Purpose

The Nominating and Governance Committee (the “Committee”) of the Board of Directors (the “Board”) of Health Benefits Direct Corporation (the “Company”) is appointed by, and generally acts on behalf, of the Board. The Committee’s purposes shall be:

A. To advise the Board regarding the membership and operations of the Board;

B. To identify individuals qualified to serve as members of the Board, to select, subject to ratification by the Board, the director nominees for the next annual meeting of stockholders, and to recommend to the Board individuals to fill vacancies on the Board;

C. To recommend to the Board the responsibilities of each Board committee, the structure and operation of each Board committee, and the director nominees for assignment to each Board committee;

D. To oversee the Board’s annual evaluation of its performance and the performance of other Board committees; and

E. To periodically review the Company’s Corporate Governance Guidelines.

II.	Membership and Qualifications

A. Number and Independence.  The Committee shall be composed of at least two directors, each of whom shall be independent. A director will qualify as independent if the Board has affirmatively determined, consistent with the independence criteria set forth in the Company’s Corporate Governance Guidelines, that the director is independent.

B. Selection and Removal.  The members of the Committee shall be designated and approved by a majority of the whole Board and shall serve for one-year terms or until their successors are appointed, subject to their earlier resignation, retirement, or removal. No member of the Committee shall be removed except by majority vote of the independent directors of the full Board then in office. The Board shall designate one member of the Committee to serve as Chairperson.

III.	Meetings and Procedures

A. Meetings.  The Committee shall meet as often as it may deem necessary and appropriate in its judgment. A majority of the members of the Committee shall constitute a quorum.

B. Special Meetings.  The Chairman of the Committee or a majority of the members of the Committee may call a special meeting of the Committee.

C. Additional Attendees.  The Committee may request that any directors, officers, or employees of the Company, or any other person whose advice and counsel is sought by the Committee, attend any meeting to provide such information as the Committee requests.

D. Reporting.  The Committee shall report to the Board on the matters discussed at each meeting of the Committee, including describing all actions taken by the Committee at the meeting.

E. Minutes.  The Committee shall keep written minutes of its meetings, which minutes shall be maintained with the books and records of the Company.

F. Delegation.  The Committee may delegate authority to one or more members of the Committee when appropriate, but no such delegation shall be permitted if the authority is required by law, regulation, or listing standard to be exercised by the Committee as a whole.

G. Company Resources.  The Committee shall have the authority to obtain advice and assistance from internal and external advisors and the Company shall provide appropriate funding, as determined by the Committee, for the Committee to retain any such advisors without requiring the Committee to seek Board approval.

IV.	Duties and Responsibilities

The Committee shall have the following duties and responsibilities:

A. Board Size and Composition.

1. Consider and recommend to the Board the appropriate size, function, and needs of the Board, so that the Board as a whole collectively possesses a broad range of skills, expertise, industry, and other knowledge, and business and other experience useful to the effective oversight of the Company’s business. The Board also seeks members from diverse backgrounds so that the Board consists of members with a broad spectrum of experience and expertise and with a reputation for integrity. Directors should have experience in positions with a high degree of responsibility, be leaders in the companies or institutions with which they are affiliated, and be selected based upon contributions that they can make to the Company.

2. Determine what types of backgrounds, skills, and attributes of Board members are needed to help strengthen and balance the Board, taking into account the competencies described above, and actively seek individuals qualified to become Board members.

3. Evaluate and recommend to the Board the director nominees of the Board to be elected by the stockholders at the Company’s next annual meeting of stockholders and, where applicable, recommend to the Board individuals to fill vacancies on the Board. In selecting nominees, the Committee shall consider individuals recommended by Company stockholders. Such recommendations should be submitted, along with the following information, to the Chairman of the Committee at least 120 days before the one-year anniversary of the date on which the Company first mailed its proxy materials for the prior year’s annual meeting of stockholders:

a. the name and address of the recommending stockholder;

b. the name of the candidate and information about the candidate that would be required to be included in a proxy statement under the rules of the SEC;

c. information about the relationship between the candidate and the recommending stockholder;

d. the consent of the candidate to serve as a director; and

e. proof of the number of shares of the Company’s common stock that the recommending stockholder owns and the length of time the shares have been owned.

B. Board Committees.

1. Recommend to the Board the responsibilities of the Board committees, including each committee’s membership, operations, and authority to delegate to subcommittees.

2. Evaluate and recommend to the Board those directors to be appointed to the various Board committees, including the persons recommended to serve as chairman of each committee. In making its evaluations and recommendations, the Committee should consider: (i) the qualifications for membership on each committee; and (ii) the number of boards and other committees on which the directors serve.

C. Evaluation of the Board and Board Committees.

1. Oversee the annual evaluation of the Board and the Audit and Compensation Committees and deliver reports to the Board setting forth the results of such evaluations. The Committee also shall monitor director performance throughout the year (noting particularly any directors who have had a change in their primary job responsibilities or who have assumed additional directorships since their last assessment). If any serious problems are identified, the Committee will work with the director to resolve such problems or, if necessary, recommend to the Board that it seek such director’s resignation.

2. Annually review and assess the performance of the Committee and deliver a report to the Board setting forth the results of its evaluation. In conducting this review, the Committee shall address matters that it considers relevant to its performance, including, at a minimum, the adequacy, appropriateness and quality of the information and recommendations presented to the Board, the manner in which they were discussed or debated, and whether the number and length of meetings of the Committee were adequate for the Committee to complete its work in a thorough and thoughtful manner.

D. General Corporate Governance Matters.

1. Periodically review and assess the adequacy of the Company’s Corporate Governance Guidelines and recommend any changes to the Board for its approval.

2. Recommend other corporate governance related matters for consideration by the Board, including: (i) the structure of Board meetings, including recommendations for the improvement in the conduct of such meetings, and the timeliness and adequacy of the information provided to the Board prior to such meetings; (ii) director retirement policies; (iii) director and officer insurance policy requirements; (iv) policies regarding the number of Boards on which a director may serve; and (v) director orientation and training.

3. Review periodically the Company’s Code of Business Conduct and Ethics.

4. Consult with the Executive Chairman of the Board and the Chief Executive Officer, as appropriate, and other Board members to assure that its decisions facilitate a sound relationship between and among the Board, Board committees, individual directors, and management.

5. Review and reassess the adequacy of this Charter and the charters of each of the other standing committees of the Board annually and recommend any proposed changes to the Board for its approval.

E. Other Responsibilities.

1. Perform any other activities consistent with this Charter, the Company’s Certificate of Incorporation, the Company’s Bylaws and governing law as the Committee or the Board deems necessary or appropriate.

2. The Company shall provide appropriate funding, as determined by the Committee, for payment of ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

HEALTH BENEFITS DIRECT CORPORATION
2006 OMNIBUS EQUITY COMPENSATION PLAN

HEALTH BENEFITS DIRECT CORPORATION
2006 OMNIBUS EQUITY COMPENSATION PLAN

The purpose of the Health Benefits Direct Corporation 2006 Omnibus Equity Compensation Plan (the “Plan”) is to provide (i) employees of Health Benefits Direct Corporation (the “Company”) and its subsidiaries, (ii) certain consultants and advisors who perform services for the Company or its subsidiaries and (iii) non-employee members of the Board of Directors of the Company with the opportunity to receive grants of incentive stock options, nonqualified stock options, stock appreciation rights, stock awards, stock units and other stock-based awards. The Company believes that the Plan will encourage the participants to contribute materially to the growth of the Company, thereby benefitting the Company’s stockholders, and will align the economic interests of the participants with those of the stockholders. The Plan shall be effective as of April 27, 2006, subject to approval by the stockholders of the Company.

The Health Benefits Direct Corporation 2005 Incentive Stock Plan (“2005 Stock Plan”), the Health Benefits Direct Corporation 2005 Non-Employee Directors Stock Option Plan (the “2005 Directors Plan”) and the Health Benefits Direct Corporation Compensation Plan for Directors (the “Directors Compensation Plan”) (the 2005 Stock Plan, 2005 Directors Plan and Directors Compensation Plan collectively, the “Prior Plans”) will be merged with and into this Plan as of the effective date of the Plan, and no additional grants will be made thereafter under the Prior Plans. Outstanding grants under the Prior Plans will continue in effect according to their terms as in effect before the Plan merger (subject to such amendments as the Committee (as defined below) determines, consistent with the Prior Plans, as applicable), and the shares with respect to outstanding grants under the Prior Plans will be issued or transferred under this Plan.

Section 1.  Definitions

The following terms shall have the meanings set forth below for purposes of the Plan:

(a) “Board” shall mean the Board of Directors of the Company.

(b) “Cause” shall mean, except to the extent specified otherwise by the Committee, a finding by the Committee that the Grantee (i) has breached his or her employment or service contract with the Employer, (ii) has engaged in disloyalty to the Employer, including, without limitation, fraud, embezzlement, theft, commission of a felony or proven dishonesty, (iii) has disclosed trade secrets or confidential information of the Employer to persons not entitled to receive such information, (iv) has breached any written non-competition, non-solicitation or confidentiality agreement between the Grantee and the Employer or (v) has engaged in such other behavior detrimental to the interests of the Employer as the Committee determines.

(c) “Change of Control” shall be deemed to have occurred if:

(i) Any “person” (as such term is used in sections 13(d) and 14(d) of the Exchange Act) becomes a “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than 50% of the voting power of the then outstanding securities of the Company; provided that a Change of Control shall not be deemed to occur as a result of a transaction in which the Company becomes a subsidiary of another corporation and in which the stockholders of the Company, immediately prior to the transaction, will beneficially own, immediately after the transaction, shares entitling such stockholders to more than 50% of all votes to which all stockholders of the parent corporation would be entitled in the election of directors.

(ii) The consummation of (A) a merger or consolidation of the Company with another corporation where the stockholders of the Company, immediately prior to the merger or consolidation, will not beneficially own, immediately after the merger or consolidation, shares entitling such stockholders to more than 50% of all votes to which all stockholders of the surviving corporation would be entitled in the election of directors, or where the members of the Board, immediately prior to the merger or consolidation, would not, immediately after the merger or consolidation, constitute a majority of the board of directors of the surviving corporation, (B) a sale or other disposition of all or substantially all of the assets of the Company, or (C) a liquidation or dissolution of the Company.

(d) “Code” shall mean the Internal Revenue Code of 1986, as amended.

(e) “Committee” shall mean the committee, consisting of members of the Board, designated by the Board to administer the Plan.

(f) “Company” shall mean Health Benefits Direct Corporation and shall include its successors.

(g) “Company Stock” shall mean common stock of the Company.

(h) “Disability” or “Disabled” shall mean a Grantee’s becoming disabled within the meaning of section 22(e)(3) of the Code, within the meaning of the Employer’s long-term disability plan applicable to the Grantee or as otherwise determined by the Committee.

(i) “Dividend Equivalent” shall mean an amount determined by multiplying the number of shares of Company Stock subject to a Grant by the per-share cash dividend paid by the Company on its outstanding Company Stock, or the per-share fair market value (as determined by the Committee) of any dividend paid on its outstanding Company Stock in consideration other than cash.

(j) “Employee” shall mean an employee of the Company or a subsidiary of the Company.

(k) “Employed by, or providing service to, the Employer” shall mean employment or service as an Employee, Key Advisor or member of the Board (so that, for purposes of exercising Options and SARs and satisfying conditions with respect to Stock Awards and Performance Units, a Grantee shall not be considered to have terminated employment or service until the Grantee ceases to be both an Employee, Key Advisor and member of the Board).

(l) “Employer” shall mean the Company and each of its subsidiaries.

(m) “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

(n) “Exercise Price” shall mean the purchase price of Company Stock subject to an Option.

(o) “Fair Market Value” shall mean:

(i) If the Company Stock is publicly traded, then the Fair Market Value per share shall be determined as follows: (A) if the principal trading market for the Company Stock is a national securities exchange or Nasdaq, the last reported sale price thereof on the relevant date or (if there were no trades on that date) the latest preceding date upon which a sale was reported, or (B) if the Company Stock is not principally traded on any such exchange or on Nasdaq, the last reported sale price of a share of Company Stock on the relevant date, as reported by the OTC Bulletin Board or, if shares are not reported on the OTC Bulletin Board, as determined by the Committee through any reasonable valuation method authorized under the Code.

(ii) If the Company Stock is not publicly traded or, if publicly traded, is not subject to reported transactions as set forth above, the Fair Market Value per share shall be as determined by the Committee through any reasonable valuation method authorized under the Code.

(p) “Grant” shall mean a grant of Options, SARs, Stock Awards, Stock Units or Other Stock-Based Awards under the Plan.

(q) “Grant Instrument” shall mean the agreement that sets forth the terms of a Grant, including any amendments.

(r) “Grantee” shall mean an Employee, Key Advisor or Non-Employee Director who receives a Grant under the Plan.

(s) “Incentive Stock Option” shall mean an option to purchase Company Stock that is intended to meet the requirements of section 422 of the Code.

(t) “Key Advisor” shall mean a consultant or advisor of an Employer.

(u) “Non-Employee Director” shall mean a member of the Board who is not an Employee.

(v) “Nonqualified Stock Option” shall mean an option to purchase Company Stock that is not intended to meet the requirements of section 422 of the Code.

(w) “Option” shall mean an Incentive Stock Option or Nonqualified Stock Option granted under the Plan.

(x) “Other Stock-Based Award” shall mean any Grant based on, measured by or payable in Company Stock, as described in Section 10.

(y) “SAR” shall mean a stock appreciation right with respect to a share of Company Stock.

(z) “Stock Award” shall mean an award of Company Stock, with or without restrictions.

(aa) “Stock Unit” shall mean a unit that represents a hypothetical share of Company Stock.

Section 2.  Administration

(a) Committee.  The Plan shall be administered and interpreted by the Board or by a Committee appointed by the Board. The Committee, if applicable, should consist of two or more persons who are “outside directors” as defined under section 162(m) of the Code, and related Treasury regulations, and “non-employee directors” as defined under Rule 16b-3 under the Exchange Act. The Board shall approve and administer all grants made to Non-Employee Directors. The Committee may delegate authority to one or more subcommittees, as it deems appropriate. To the extent that the Board or a subcommittee administers the Plan, references in the Plan to the “Committee” shall be deemed to refer to the Board or such subcommittee. In the absence of a specific designation by the Board to the contrary, the Plan shall be administered by the Committee of the Board or any successor Board committee performing substantially the same functions.

(b) Committee Authority.  The Committee shall have the sole authority to (i) determine the individuals to whom grants shall be made under the Plan, (ii) determine the type, size and terms of the grants to be made to each such individual, (iii) determine the time when the grants will be made and the duration of any applicable exercise or restriction period, including the criteria for exercisability and the acceleration of exercisability, (iv) amend the terms of any previously issued grant, subject to the provisions of Section 18 below, and (v) deal with any other matters arising under the Plan.

(c) Committee Determinations.  The Committee shall have full power and express discretionary authority to administer and interpret the Plan, to make factual determinations and to adopt or amend such rules, regulations, agreements and instruments for implementing the Plan and for the conduct of its business as it deems necessary or advisable, in its sole discretion. The Committee’s interpretations of the Plan and all determinations made by the Committee pursuant to the powers vested in it hereunder shall be conclusive and binding on all persons having any interest in the Plan or in any awards granted hereunder. All powers of the Committee shall be executed in its sole discretion, in the best interest of the Company, not as a fiduciary, and in keeping with the objectives of the Plan and need not be uniform as to similarly situated individuals.

Section 3.  Grants

Awards under the Plan may consist of grants of Options as described in Section 6, Stock Awards as described in Section 7, Stock Units as described in Section 8, SARs as described in Section 9 and Other Stock-Based Awards as described in Section 10. All Grants shall be subject to the terms and conditions set forth herein and to such other terms and conditions consistent with this Plan as the Committee deems appropriate and as are specified in writing by the Committee to the individual in the Grant Instrument. All Grants shall be made conditional upon the Grantee’s acknowledgement, in writing or by acceptance of the Grant, that all decisions and determinations of the Committee shall be final and binding on the Grantee, his or her beneficiaries and any other person having or claiming an interest under such Grant. Grants under a particular Section of the Plan need not be uniform as among the Grantees.

Section 4.  Shares Subject to the Plan

(a) Shares Authorized.  Subject to adjustment as described below, the aggregate number of shares of Company Stock that may be issued or transferred under the Plan is 6,000,000 shares. Shares issued or transferred under the Plan may be authorized but unissued shares of Company Stock or reacquired shares of Company Stock, including shares purchased by the Company on the open market for purposes of the Plan. If and to the extent Options or SARs granted under the Plan terminate, expire or are canceled, forfeited, exchanged or surrendered without having been exercised or if any Stock Awards, Stock Units or Other Stock-Based Awards are forfeited, terminated or otherwise not paid in full, the shares subject to such Grants shall again be available for purposes of the Plan.

(b) Individual Limits.  All Grants under the Plan shall be expressed in shares of Stock. The maximum aggregate number of shares of Company Stock that shall be subject to Grants made under the Plan to any individual during any calendar year shall be 1,000,000 shares, subject to adjustment as described below.

(c) Adjustments.  If there is any change in the number or kind of shares of Company Stock outstanding by reason of (i) a stock dividend, spinoff, recapitalization, stock split, or combination or exchange of shares, (ii) a merger, reorganization or consolidation, (iii) a reclassification or change in par value, or (iv) any other extraordinary or unusual event affecting the outstanding Company Stock as a class without the Company’s receipt of consideration, or if the value of outstanding shares of Company Stock is substantially reduced as a result of a spinoff or the Company’s payment of an extraordinary dividend or distribution, the maximum number of shares of Company Stock available for Grants, the maximum number of shares of Company Stock that any individual participating in the Plan may be granted in any year, the number of shares covered by outstanding Grants, the kind of shares issued or transferred under the Plan, and the price per share or the applicable market value of such Grants may be appropriately adjusted by the Committee to reflect any increase or decrease in the number of, or change in the kind or value of, issued shares of Company Stock to preclude, to the extent practicable, the enlargement or dilution of rights and benefits under such Grants; provided, however, that any fractional shares resulting from such adjustment shall be eliminated. Any adjustments determined by the Committee shall be final, binding and conclusive.

Section 5.  Eligibility for Participation

(a) Eligible Persons.  All Employees (including, for all purposes of the Plan, an Employee who is a member of the Board) and Non-Employee Directors shall be eligible to participate in the Plan. Key Advisors shall be eligible to participate in the Plan if the Key Advisors render bona fide services to the Employer, the services are not in connection with the offer and sale of securities in a capital-raising transaction and the Key Advisors do not directly or indirectly promote or maintain a market for the Company’s securities.

(b) Selection of Grantees.  The Committee shall select the Employees, Non-Employee Directors and Key Advisors to receive Grants and shall determine the number of shares of Company Stock subject to a particular Grant in such manner as the Committee determines.

Section 6.  Options

The Committee may grant Options to an Employee, Non-Employee Director or Key Advisor, upon such terms as the Committee deems appropriate. The following provisions are applicable to Options:

(a) Number of Shares.  The Committee shall determine the number of shares of Company Stock that will be subject to each Grant of Options to Employees, Non-Employee Directors and Key Advisors.

(b) Type of Option and Price.

(i) The Committee may grant Incentive Stock Options or Nonqualified Stock Options or any combination of the two, all in accordance with the terms and conditions set forth herein. Incentive Stock Options may be granted only to employees of the Company or its parent or subsidiary corporations, as defined in section 424 of the Code. Nonqualified Stock Options may be granted to Employees, Key Advisors and Non-Employee Directors.

(ii) The Exercise Price of Company Stock subject to an Option shall be determined by the Committee and shall be equal to or greater than the Fair Market Value of a share of Company Stock on the date the Option is granted; provided, however, that an Incentive Stock Option may not be granted to an Employee who, at the time of grant, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, or any parent or subsidiary corporation of the Company, as defined in section 424 of the Code, unless the Exercise Price per share is not less than 110% of the Fair Market Value of a share of Company Stock on the date of grant.

(c) Option Term.  The Committee shall determine the term of each Option. The term of any Option shall not exceed ten years from the date of grant. However, an Incentive Stock Option that is granted to an Employee who, at the time of grant, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, or any parent or subsidiary corporation of the Company, as defined in section 424 of the Code, may not have a term that exceeds five years from the date of grant.

(d) Exercisability of Options.  Options shall become exercisable in accordance with such terms and conditions, consistent with the Plan, as may be determined by the Committee and specified in the Grant Instrument. The Committee may accelerate the exercisability of any or all outstanding Options at any time for any reason.

(e) Grants to Non-Exempt Employees.  Notwithstanding the foregoing, Options granted to persons who are non-exempt employees under the Fair Labor Standards Act of 1938, as amended, may not be exercisable for at least six months after the date of grant (except that such Options may become exercisable, as determined by the Committee, upon the Grantee’s death, Disability or retirement, or upon a Change of Control or other circumstances permitted by applicable regulations).

(f) Termination of Employment, Disability or Death.

(i) Except as provided below, an Option may only be exercised while the Grantee is employed by, or providing service to, the Employer as an Employee, Key Advisor or member of the Board.

(ii) In the event that a Grantee ceases to be employed by, or provide service to, the Employer for any reason other than Disability, death or termination for Cause, any Option which is otherwise exercisable by the Grantee shall terminate unless exercised within 90 days after the date on which the Grantee ceases to be employed by, or provide service to, the Employer (or within such other period of time as may be specified by the Committee), but in any event no later than the date of expiration of the Option term. Except as otherwise provided by the Committee, any of the Grantee’s Options that are not otherwise exercisable as of the date on which the Grantee ceases to be employed by, or provide service to, the Employer shall terminate as of such date.

(iii) In the event the Grantee ceases to be employed by, or provide service to, the Company on account of a termination for Cause by the Employer, any Option held by the Grantee shall terminate as of the date the Grantee ceases to be employed by, or provide service to, the Employer. In addition, notwithstanding any other provisions of this Section 6, if the Committee determines that the Grantee has engaged in conduct that constitutes Cause at any time while the Grantee is employed by, or providing service to, the Employer or after the Grantee’s termination of employment or service, any Option held by the Grantee shall immediately terminate and the Grantee shall automatically forfeit all shares underlying any exercised portion of an Option for which the Company has not yet delivered the share certificates, upon refund by the Company of the Exercise Price paid by the Grantee for such shares. Upon any exercise of an Option, the Company may withhold delivery of share certificates pending resolution of an inquiry that could lead to a finding resulting in a forfeiture.

(iv) In the event the Grantee ceases to be employed by, or provide service to, the Employer because the Grantee is Disabled, any Option which is otherwise exercisable by the Grantee shall terminate unless exercised within one year after the date on which the Grantee ceases to be employed by, or provide service to, the Employer (or within such other period of time as may be specified by the Committee), but in any event no later than the date of expiration of the Option term. Except as otherwise provided by the Committee, any of the Grantee’s Options which are not otherwise exercisable as of the date on which the Grantee ceases to be employed by, or provide service to, the Employer shall terminate as of such date.

(v) If the Grantee dies while employed by, or providing service to, the Employer or within 90 days after the date on which the Grantee ceases to be employed or provide service on account of a termination specified in Section 6(e)(ii) above (or within such other period of time as may be specified by the Committee), any Option that is otherwise exercisable by the Grantee shall terminate unless exercised within one year after the date on which the Grantee ceases to be employed by, or provide service to, the Employer (or within such other period of time as may be specified by the Committee), but in any event no later than the date of expiration of the

Option term. Except as otherwise provided by the Committee, any of the Grantee’s Options that are not otherwise exercisable as of the date on which the Grantee ceases to be employed by, or provide service to, the Employer shall terminate as of such date.

(g) Exercise of Options.  A Grantee may exercise an Option that has become exercisable, in whole or in part, by delivering a notice of exercise to the Company. The Grantee shall pay the Exercise Price for an Option as specified by the Committee (i) in cash, (ii) unless the Committee determines otherwise, by delivering shares of Company Stock owned by the Grantee and having a Fair Market Value on the date of exercise at least equal to the Exercise Price or by attestation (on a form prescribed by the Committee) to ownership of shares of Company Stock having a Fair Market Value on the date of exercise at least equal to the Exercise Price, (iii) by payment through a broker in accordance with procedures permitted by Regulation T of the Federal Reserve Board, or (iv) by such other method as the Committee may approve. Shares of Company Stock used to exercise an Option shall have been held by the Grantee for the requisite period of time necessary to avoid adverse accounting consequences to the Company with respect to the Option. Payment for the shares to be issued or transferred pursuant to the Option, and any required withholding taxes, must be received by the Company by the time specified by the Committee depending on the type of payment being made, but in all cases prior to the issuance or transfer of such shares.

(h) Limits on Incentive Stock Options.  Each Incentive Stock Option shall provide that, if the aggregate Fair Market Value of the Company Stock on the date of the grant with respect to which Incentive Stock Options are exercisable for the first time by a Grantee during any calendar year, under the Plan or any other stock option plan of the Company or a parent or subsidiary, exceeds $100,000, then the Option, as to the excess, shall be treated as a Nonqualified Stock Option. An Incentive Stock Option shall not be granted to any person who is not an Employee of the Company or a parent or subsidiary corporation (within the meaning of section 424(f) of the Code) of the Company.

Section 7.  Stock Awards

The Committee may issue or transfer shares of Company Stock to an Employee, Key Advisor or Non-Employee Director under a Stock Award, upon such terms as the Committee deems appropriate. The following provisions are applicable to Stock Awards:

(a) General Requirements.  Shares of Company Stock issued or transferred pursuant to Stock Awards may be issued or transferred for consideration or for no consideration, and subject to restrictions or no restrictions, as determined by the Committee. The Committee may, but shall not be required to, establish conditions under which restrictions on Stock Awards shall lapse over a period of time or according to such other criteria as the Committee deems appropriate, including, without limitation, restrictions based upon the achievement of specific performance goals. The period of time during which the Stock Awards will remain subject to restrictions will be designated in the Grant Instrument as the “Restriction Period.”

(b) Number of Shares.  The Committee shall determine the number of shares of Company Stock to be issued or transferred pursuant to a Stock Award and the restrictions applicable to such shares.

(c) Requirement of Employment or Service.  If the Grantee ceases to be employed by, or provide service to, the Employer during a period designated in the Grant Instrument as the Restriction Period, or if other specified conditions are not met, the Stock Award shall terminate as to all shares covered by the Grant as to which the restrictions have not lapsed, and those shares of Company Stock must be immediately returned to the Company. The Committee may, however, provide for complete or partial exceptions to this requirement as it deems appropriate.

(d) Restrictions on Transfer and Legend on Stock Certificate.  During the Restriction Period, a Grantee may not sell, assign, transfer, pledge or otherwise dispose of the shares of a Stock Award except under Section 15(a) below. Unless otherwise determined by the Committee, the Company will retain possession of certificates for shares of Stock Awards until all restrictions on such shares have lapsed. Each certificate for a Stock Award, unless held by the Company, shall contain a legend giving appropriate notice of the restrictions in the Grant. The Grantee shall be entitled to have the legend removed from the stock certificate covering the shares subject to restrictions when all restrictions on such shares have lapsed. The Committee may determine that the Company will not issue certificates for Stock Awards until all restrictions on such shares have lapsed.

(e) Right to Vote and to Receive Dividends.  Unless the Committee determines otherwise, during the Restriction Period, the Grantee shall have the right to vote shares of Stock Awards and to receive any dividends or other distributions paid on such shares, subject to any restrictions deemed appropriate by the Committee, including, without limitation, the achievement of specific performance goals.

(f) Lapse of Restrictions.  All restrictions imposed on Stock Awards shall lapse upon the expiration of the applicable Restriction Period and the satisfaction of all conditions, if any, imposed by the Committee. The Committee may determine, as to any or all Stock Awards, that the restrictions shall lapse without regard to any Restriction Period.

Section 8.  Stock Units

The Committee may grant Stock Units, each of which shall represent one hypothetical share of Company Stock, to an Employee, Key Advisor or Non-Employee Director, upon such terms and conditions as the Committee deems appropriate. The following provisions are applicable to Stock Units:

(a) Crediting of Units.  Each Stock Unit shall represent the right of the Grantee to receive a share of Company Stock or an amount of cash based on the value of a share of Company Stock, if and when specified conditions are met. All Stock Units shall be credited to bookkeeping accounts established on the Company’s records for purposes of the Plan.

(b) Terms of Stock Units.  The Committee may grant Stock Units that are payable if specified performance goals or other conditions are met, or under other circumstances. Stock Units may be paid at the end of a specified performance period or other period, or payment may be deferred to a date authorized by the Committee. The Committee shall determine the number of Stock Units to be granted and the requirements applicable to such Stock Units.

(c) Requirement of Employment or Service.  If the Grantee ceases to be employed by, or provide service to, the Employer prior to the vesting of Stock Units, or if other conditions established by the Committee are not met, the Grantee’s Stock Units shall be forfeited. The Committee may, however, provide for complete or partial exceptions to this requirement as it deems appropriate.

(d) Payment With Respect to Stock Units.  Payments with respect to Stock Units shall be made in cash, Company Stock or any combination of the foregoing, as the Committee shall determine.

Section 9.  Stock Appreciation Rights

The Committee may grant SARs to an Employee, Key Advisor or Non-Employee Director separately or in tandem with any Option. The following provisions are applicable to SARs:

(a) General Requirements.  The Committee may grant SARs to an Employee, Key Advisor or Non-Employee Director separately or in tandem with any Option (for all or a portion of the applicable Option). Tandem SARs may be granted either at the time the Option is granted or at any time thereafter while the Option remains outstanding; provided, however, that, in the case of an Incentive Stock Option, SARs may be granted only at the time of the Grant of the Incentive Stock Option. The Committee shall establish the base amount of the SAR at the time the SAR is granted. The base amount of each SAR shall be equal to the per share Exercise Price of the related Option or, if there is no related Option, an amount equal to or greater than the Fair Market Value of a share of Company Stock as of the date of Grant of the SAR.

(b) Tandem SARs.  In the case of tandem SARs, the number of SARs granted to a Grantee that shall be exercisable during a specified period shall not exceed the number of shares of Company Stock that the Grantee may purchase upon the exercise of the related Option during such period. Upon the exercise of an Option, the SARs relating to the Company Stock covered by such Option shall terminate. Upon the exercise of SARs, the related Option shall terminate to the extent of an equal number of shares of Company Stock.

(c) Exercisability.  An SAR shall be exercisable during the period specified by the Committee in the Grant Instrument and shall be subject to such vesting and other restrictions as may be specified in the Grant Instrument. The Committee may accelerate the exercisability of any or all outstanding SARs at any time for any reason. SARs may only be exercised while the Grantee is employed by, or providing service to, the

Employer or during the applicable period after termination of employment or service as described in Section 6(e) above. A tandem SAR shall be exercisable only during the period when the Option to which it is related is also exercisable.

(d) Grants to Non-Exempt Employees.  Notwithstanding the foregoing, SARs granted to persons who are non-exempt employees under the Fair Labor Standards Act of 1938, as amended, may not be exercisable for at least six months after the date of grant (except that such SARs may become exercisable, as determined by the Committee, upon the Grantee’s death, Disability or retirement, or upon a Change of Control or other circumstances permitted by applicable regulations).

(e) Value of SARs.  When a Grantee exercises SARs, the Grantee shall receive in settlement of such SARs an amount equal to the value of the stock appreciation for the number of SARs exercised. The stock appreciation for an SAR is the amount by which the Fair Market Value of the underlying Company Stock on the date of exercise of the SAR exceeds the base amount of the SAR as described in subsection (a).

(f) Form of Payment.  The appreciation in an SAR shall be paid in shares of Company Stock, cash or any combination of the foregoing, as the Committee shall determine. For purposes of calculating the number of shares of Company Stock to be received, shares of Company Stock shall be valued at their Fair Market Value on the date of exercise of the SAR.

Section 10.  Other Stock-Based Awards

The Committee may grant Other Stock-Based Awards, which are awards (other than those described in Sections 6, 7, 8 and 9 of the Plan) that are based on or measured by Company Stock, to any Employee, Key Advisor or Non-Employee Director, on such terms and conditions as the Committee shall determine. Other Stock-Based Awards may be awarded subject to the achievement of performance goals or other conditions and may be payable in cash, Company Stock or any combination of the foregoing, as the Committee shall determine.

Section 11.  Dividend Equivalents

The Committee may grant Dividend Equivalents in connection Stock Units or Other Stock-Based Awards. Dividend Equivalents may be paid currently or accrued as contingent cash obligations and may be payable in cash or shares of Company Stock, and upon such terms as the Committee may establish, including, without limitation, the achievement of specific performance goals.

Section 12.  Qualified Performance-Based Compensation

The Committee may determine that Stock Awards, Stock Units, Other Stock-Based Awards and Dividend Equivalents granted to an Employee shall be considered “qualified performance-based compensation” under section 162(m) of the Code. The following provisions shall apply to Grants of Stock Awards, Stock Units, Other Stock-Based Awards and Dividend Equivalents that are to be considered “qualified performance-based compensation” under section 162(m) of the Code:

(a) Performance Goals.

(i) When Stock Awards, Stock Units, Other Stock-Based Awards or Dividend Equivalents that are to be considered “qualified performance-based compensation” are granted, the Committee shall establish in writing (A) the objective performance goals that must be met, (B) the performance period during which the performance will be measured, (C) the threshold, target and maximum amounts that may be paid if the performance goals are met, and (D) any other conditions that the Committee deems appropriate and consistent with the Plan and Section 162(m) of the Code.

(ii) The business criteria may relate to the Grantee’s business unit or the performance of the Company and its parents and subsidiaries as a whole, or any combination of the foregoing. The Committee shall use objectively determinable performance goals based on one or more of the following criteria: stock price, earnings per share, net earnings, operating earnings, earnings before income taxes, EBITDA (earnings before income tax expense, interest expense, and depreciation and amortization expense), return on assets, stockholder return, return on equity, growth in assets, unit volume, sales or market share, or strategic business criteria consisting of one or more objectives based on meeting specified revenue goals, market penetration goals, geographic business expansion goals, cost targets or goals relating to acquisitions or divestitures.

(b) Establishment of Goals.  The Committee shall establish the performance goals in writing either before the beginning of the performance period or during a period ending no later than the earlier of (i) 90 days after the beginning of the performance period or (ii) the date on which 25% of the performance period has been completed, or such other date as may be required or permitted under applicable regulations under section 162(m) of the Code. The performance goals shall satisfy the requirements for “qualified performance-based compensation,” including the requirement that the achievement of the goals be substantially uncertain at the time they are established and that the goals be established in such a way that a third party with knowledge of the relevant facts could determine whether and to what extent the performance goals have been met. The Committee shall not have discretion to increase the amount of compensation that is payable upon achievement of the designated performance goals.

(c) Announcement of Grants.  The Committee shall certify and announce the results for each performance period to all Grantees after the announcement of the Company’s financial results for the performance period. If and to the extent that the Committee does not certify that the performance goals have been met, the grants of Stock Awards, Stock Units, Other Stock-Based Awards and Dividend Equivalents for the performance period shall be forfeited or shall not be made, as applicable. If Dividend Equivalents are granted as “qualified performance-based compensation” under section 162(m) of the Code, a Grantee may not accrue more than $1,000,000 of such Dividend Equivalents during any calendar year.

(d) Death, Disability or Other Circumstances.  The Committee may provide that Stock Awards, Stock Units, Other Stock-Based Awards and Dividend Equivalents shall be payable or restrictions on such Grants shall lapse, in whole or in part, in the event of the Grantee’s death or Disability during the performance period, or under other circumstances consistent with the Treasury regulations and rulings under section 162(m) of the Code.

Section 13.  Deferrals

The Committee may permit or require a Grantee to defer receipt of the payment of cash or the delivery of shares that would otherwise be due to such Grantee in connection with any Stock Units or Other Stock-Based Awards. If any such deferral election is permitted or required, the Committee shall establish rules and procedures for such deferrals and may provide for interest or other earnings to be paid on such deferrals. The rules and procedures for any such deferrals shall be consistent with applicable requirements of section 409A of the Code.

Section 14.  Withholding of Taxes

(a) Required Withholding.  All Grants under the Plan shall be subject to applicable federal (including FICA), state and local tax withholding requirements. The Employer may require that the Grantee or other person receiving or exercising Grants pay to the Employer the amount of any federal, state or local taxes that the Employer is required to withhold with respect to such Grants, or the Employer may deduct from other wages and compensation paid by the Employer the amount of any withholding taxes due with respect to such Grants.

(b) Election to Withhold Shares.  If the Committee so permits, a Grantee may elect to satisfy the Employer’s tax withholding obligation with respect to Grants paid in Company Stock by having shares withheld up to an amount that does not exceed the Grantee’s minimum applicable withholding tax rate for federal (including FICA), state and local tax liabilities. The election must be in a form and manner prescribed by the Committee and may be subject to the prior approval of the Committee.

Section 15.  Transferability of Grants

(a) Nontransferability of Grants.  Except as provided below, only the Grantee may exercise rights under a Grant during the Grantee’s lifetime. A Grantee may not transfer those rights except (i) by will or by the laws of descent and distribution or (ii) with respect to Grants other than Incentive Stock Options, pursuant to a domestic relations order. When a Grantee dies, the personal representative or other person entitled to succeed to the rights of the Grantee may exercise such rights. Any such successor must furnish proof satisfactory to the Company of his or her right to receive the Grant under the Grantee’s will or under the applicable laws of descent and distribution.

(b) Transfer of Nonqualified Stock Options.  Notwithstanding the foregoing, the Committee may provide, in a Grant Instrument, that a Grantee may transfer Nonqualified Stock Options to family members, or one or more trusts or other entities for the benefit of or owned by family members, consistent with the applicable securities laws, according to such terms as the Committee may determine; provided that the Grantee receives no consideration for the transfer of an Option and the transferred Option shall continue to be subject to the same terms and conditions as were applicable to the Option immediately before the transfer.

Section 16.  Consequences of a Change of Control

(a) Notice and Acceleration.  Unless the Committee determines otherwise, effective upon the date of the Change of Control, (i) all outstanding Options and SARs shall automatically accelerate and become fully exercisable, (ii) the restrictions and conditions on all outstanding Stock Awards shall immediately lapse, and (iii) all Stock Units, Other Stock-Based Awards and Dividend Equivalents shall become fully vested and shall be paid at their target values, or in such greater amounts as the Committee may determine.

(b) Other Alternatives.  Notwithstanding the foregoing, in the event of a Change of Control, the Committee may take one or more of the following actions with respect to any or all outstanding Grants: the Committee may (i) require that Grantees surrender their outstanding Options and SARs in exchange for one or more payments by the Company, in cash or Company Stock as determined by the Committee, in an amount equal to the amount by which the then Fair Market Value of the shares of Company Stock subject to the Grantee’s unexercised Options and SARs exceeds the Exercise Price of the Options or the base amount of the SARs, as applicable, (ii) after giving Grantees an opportunity to exercise their outstanding Options and SARs, terminate any or all unexercised Options and SARs at such time as the Committee deems appropriate, or (iii) determine that outstanding Options and SARs that are not exercised shall be assumed by, or replaced with comparable options or rights by, the surviving corporation, (or a parent or subsidiary of the surviving corporation), and other outstanding Grants that remain in effect after the Change of Control shall be converted to similar grants of the surviving corporation (or a parent or subsidiary of the surviving corporation). Such surrender or termination shall take place as of the date of the Change of Control or such other date as the Committee may specify.

Section 17.  Requirements for Issuance or Transfer of Shares

No Company Stock shall be issued or transferred in connection with any Grant hereunder unless and until all legal requirements applicable to the issuance or transfer of such Company Stock have been complied with to the satisfaction of the Committee. The Committee shall have the right to condition any Grant on the Grantee’s undertaking in writing to comply with such restrictions on his or her subsequent disposition of the shares of Company Stock as the Committee shall deem necessary or advisable, and certificates representing such shares may be legended to reflect any such restrictions. Certificates representing shares of Company Stock issued or transferred under the Plan may be subject to such stop-transfer orders and other restrictions as the Committee deems appropriate to comply with applicable laws, regulations and interpretations, including any requirement that a legend be placed thereon.

Section 18.  Amendment and Termination of the Plan

(a) Amendment.  The Board may amend or terminate the Plan at any time; provided, however, that the Board shall not amend the Plan without stockholder approval if such approval is required in order to comply with the Code or other applicable law, or to comply with applicable stock exchange requirements.

(b) No Repricing Without Stockholder Approval.  Notwithstanding anything in the Plan to the contrary, the Committee may not reprice Options, nor may the Board amend the Plan to permit repricing of Options, unless the stockholders of the Company provide prior approval for such repricing. An adjustment to an Option pursuant to Section 4(c) above shall not constitute a repricing of the Option.

(c) Stockholder Re-Approval Requirement.  If Stock Awards, Stock Units, Other Stock-Based Awards or Dividend Equivalents are granted as “qualified performance-based compensation” under Section 12 above, the Plan must be reapproved by the stockholders no later than the first stockholders meeting that occurs in the fifth year following the year in which the stockholders previously approved the provisions of Section 12, if required by section 162(m) of the Code or the regulations thereunder.

(d) Termination of Plan.  The Plan shall terminate on the day immediately preceding the tenth anniversary of its effective date, unless the Plan is terminated earlier by the Board or is extended by the Board with the approval of the stockholders.

(e) Termination and Amendment of Outstanding Grants.  A termination or amendment of the Plan that occurs after a Grant is made shall not materially impair the rights of a Grantee unless the Grantee consents or unless the Committee acts under Section 19(f) below. The termination of the Plan shall not impair the power and authority of the Committee with respect to an outstanding Grant. Whether or not the Plan has terminated, an outstanding Grant may be terminated or amended under Section 19(f) below or may be amended by agreement of the Company and the Grantee consistent with the Plan.

(f) Effective Date of the Plan.  The Plan shall be effective as of April 27, 2006, subject to stockholder approval of the Plan.

Section 19.  Miscellaneous

(a) Grants in Connection with Corporate Transactions and Otherwise.  Nothing contained in the Plan shall be construed to (i) limit the right of the Committee to make Grants under the Plan in connection with the acquisition, by purchase, lease, merger, consolidation or otherwise, of the business or assets of any corporation, firm or association, including Grants to employees thereof who become Employees, or (ii) limit the right of the Company to grant stock options or make other awards outside of the Plan. The Committee may make a Grant to an employee of another corporation who becomes an Employee by reason of a corporate merger, consolidation, acquisition of stock or property, reorganization or liquidation involving the Company, in substitution for a stock option or stock awards grant made by such corporation. Notwithstanding anything in the Plan to the contrary, the Committee may establish such terms and conditions of the new Grants as it deems appropriate, including setting the Exercise Price of Options or the base price of SARs at a price necessary to retain for the Grantee the same economic value as the prior options or rights.

(b) Governing Document.  The Plan shall be the controlling document. No other statements, representations, explanatory materials or examples, oral or written, may amend the Plan in any manner. The Plan shall be binding upon and enforceable against the Company and its successors and assigns.

(c) Funding of the Plan.  The Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any Grants under the Plan.

(d) Rights of Grantees.  Nothing in the Plan shall entitle any Employee, Key Advisor, Non-Employee Director or other person to any claim or right to be granted a Grant under the Plan. Neither the Plan nor any action taken hereunder shall be construed as giving any individual any rights to be retained by or in the employ of the Employer or any other employment rights.

(e) No Fractional Shares.  No fractional shares of Company Stock shall be issued or delivered pursuant to the Plan or any Grant. Except as otherwise provided under the Plan, the Committee shall determine whether cash, other awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

(f) Compliance with Law.  The Plan, the exercise of Options and SARs and the obligations of the Company to issue or transfer shares of Company Stock under Grants shall be subject to all applicable laws and regulations, and to approvals by any governmental or regulatory agency as may be required. With respect to persons subject to section 16 of the Exchange Act, it is the intent of the Company that the Plan and all transactions under the Plan comply with all applicable provisions of Rule 16b-3 or its successors under the Exchange Act. In addition, it is the intent of the Company that Incentive Stock Options comply with the applicable provisions of section 422 of the Code, that Grants of “qualified performance-based compensation” comply with the applicable provisions of section 162(m) of the Code and that, to the extent applicable, Grants comply with the requirements of section 409A of the Code. To the extent that any legal requirement of section 16 of the Exchange Act or section 422, 162(m) or 409A of the Code as set forth in the Plan ceases to be required under section 16 of the Exchange Act or section 422, 162(m) or 409A of the Code, that Plan provision shall cease to apply. The Committee may revoke any Grant if it is contrary to law or modify a Grant to bring it into compliance with any valid and mandatory government regulation.

(g) Employees Subject to Taxation Outside the United States.  With respect to Grantees who are believed by the Committee to be subject to taxation in countries other than the United States, the Committee may make Grants on such terms and conditions, consistent with the Plan, as the Committee deems appropriate to comply with the laws of the applicable countries, and the Committee may create such procedures, addenda and subplans and make such modifications as may be necessary or advisable to comply with such laws.

(h) Governing Law.  The validity, construction, interpretation and effect of the Plan and Grant Instruments issued under the Plan shall be governed and construed by and determined in accordance with the laws of the State of Delaware, without giving effect to the conflict of laws provisions thereof.

HEALTH BENEFITS DIRECT CORPORATION
Annual Meeting of Stockholders — October 5, 2006

PROXY CARD	PROXY CARD
This Proxy is Solicited on Behalf of the Board of Directors for the Annual Meeting of Stockholders on October 5, 2006.
YOUR VOTE IS IMPORTANT! PLEASE SIGN AND DATE ON THE REVERSE SIDE OF THIS CARD.
PROXY
The undersigned hereby appoints P. Pete Zografakis and Anthony R. Verdi and each of them, proxies, with full power of substitution to appear on behalf of the undersigned and to vote all shares of Common Stock of the undersigned at the Annual Meeting of Stockholders to be held at The Radnor Hotel, 591 East Lancaster Avenue, St. Davids, Pennsylvania on October 5, 2006, 10:00 a.m. local time, and at any adjournment thereof, upon all subjects that may properly come before the Annual Meeting, including the matters described in the proxy statement furnished herewith, subject to any directions indicated on the reverse side of this card, hereby revoking any and all proxies heretofore given.
The proxies will vote FOR the proposal to elect to our board of directors the nine nominees listed in this proxy statement, FOR the proposal to ratify the appointment of Sherb & Co. LLP as our independent registered public accountants, FOR the proposal to approve the adoption of the Health Benefits Direct Corporation 2006 Omnibus Equity Compensation Plan and FOR the proposal to ratify the grant of stock options to certain individuals as described in this proxy statement if the applicable boxes are not marked, and at their discretion on any other matter that may properly come before the Annual Meeting.
CONTINUED AND TO BE SIGNED ON REVERSE SIDE

SEE REVERSE SIDE	SEE REVERSE SIDE

          ☒ PLEASE MARK VOTES AS IN THIS EXAMPLE
          THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE FOLLOWING PROPOSALS:

	FOR ALL nominees	WITHHELD FROM ALL nominees			FOR	AGAINST	ABSTAIN
1. Election of the Nominees as Directors for Terms Continuing through the 2007 Annual Meeting.	☐	☐	Nominees: Alvin H. Clemens Charles A. Eissa Scott Frohman John Harrison C. James Jensen Warren V. Musser Sanford Rich L.J. Rowell Paul Soltoff	2. To ratify the appointment of Sherb & Co. as the Company’s independent registered public accountants for the fiscal year ending December 31, 2006.	☐	☐	☐
☐	FOR ALL EXCEPT the nominees indicated on the lines immediately below			3. To approve the adoption of the Health Benefits Direct Corporation 2006 Omnibus Equity Compensation Plan.	☐	☐	☐

				4. To ratify the grant of stock options to certain individuals.	☐	☐	☐

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING AND PROXY STATEMENT OF HEALTH BENEFITS DIRECT CORPORATION.

Signature	Signature if held jointly	Date:	, 2006

Please sign exactly as name appears hereon and return this proxy card so that your shares can be represented at the Annual Meeting. If signing for a corporation or partnership or as agent, attorney or fiduciary, indicate the capacity in which you are signing. If you vote by ballot, such vote will supersede this proxy.
PLEASE RETURN THIS CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE SO THAT YOUR
SHARES CAN BE REPRESENTED AT THE ANNUAL MEETING.